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NORTHWESTERN MUTUAL SERIES FUND, INC.

(Name of Registrant as Specified in its Charter)

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March 8, 2012

TO: NORTHWESTERN MUTUAL VARIABLE CONTRACT HOLDERS

The Board of Directors of the Northwestern Mutual Series Fund, Inc. (the “Series Fund” or “NMSF”), has called a special meeting of shareholders regarding important matters concerning the 28 series of investment portfolios currently offered by the Series Fund (individually a “Fund” and, collectively, the “Funds”). The Funds are among the investment options available under variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The special meeting will be held at the offices of The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on April 17, 2012 at 9:00 a.m., Central Time (the “Meeting”).

Although you are not a direct shareholder of the Series Fund, as the owner of a variable annuity contract or a variable life insurance policy issued by Northwestern Mutual (a “Policy”) that includes the Series Fund as an investment option, you have the right to instruct Northwestern Mutual how to vote at the Meeting the shares of the Fund(s) that are attributable to your Policy as of the close of business on January 31, 2012, the record date that has been set for the Meeting.

Enclosed you will find a Notice of Special Meeting, Proxy Statement for the Series Fund, and a Voting Instruction Form(s) for each Fund of the Series Fund which relates to your Policy. These materials contain important information about the matters to be considered at the Meeting. We urge you to read them carefully. Then, please make sure to provide your voting instructions promptly.

There are several ways to provide your instructions, including by mail (by completing and signing the Voting Instruction Form(s) and returning it in the postage paid envelope provided), by telephone (by calling 1-888-221-0697), or via the internet (by accessing the website located at www.proxyweb.com). If you intend to provide instructions by phone or internet, you will need the control number(s) appearing on your Voting Instruction Form(s). Please refer to the Voting Instruction Form for more information on how to vote.

Your vote is very important to us no matter how many shares are attributable to your Policy. The Board of Directors of the Series Fund has unanimously approved each of the proposals and recommends that you vote “FOR” the election of each of the nominees, and “FOR” the approval of the other proposals.

Voting Instruction Forms must be received, or phone or internet instructions must be provided, prior to 12:00 noon, Central Time, on April 16, 2012 to be considered timely. Shares of each Fund as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received from those Policy owners who furnish timely instructions with respect to shares of that Fund.

If you have any questions, please contact the Proxy Information Line at 1-866-950-4184. We appreciate your participation and prompt response regarding these important proposals, and thank you for your continued support.

Sincerely,
DAVID ELLS President Northwestern Mutual Series Fund, Inc.

NORTHWESTERN MUTUAL SERIES FUND, INC.
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Notice of Special Meeting of Shareholders of
Northwestern Mutual Series Fund, Inc.
to be held on April 17, 2012

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Northwestern Mutual Series Fund, Inc. (the “Series Fund” or “NMSF”), will be held at the offices of The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on April 17, 2012 at 9:00 a.m., Central Time (the “Meeting”).

At the Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the investment portfolios comprising the Series Fund (individually a “Fund,” and collectively, the “Funds”) will be asked to consider and approve the following proposals, as applicable:

1.	To elect six directors to the Series Fund’s Board of Directors.

2.	To approve the amendment and restatement of the existing Investment Advisory Agreements between Mason Street Advisors, LLC and the Series Fund.

3.	To approve matters relating to changes in the Funds’ commodities policies.

4.	To approve the reclassification of the investment objectives of 18 Funds from “fundamental” to “non-fundamental.”

5.	To approve a change in the classification of each of the Focused Appreciation Portfolio and the Inflation Protection Portfolio from a “diversified company” to a “non-diversified company” under Section 5(b) of the Investment Company Act of 1940, as amended.

6.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.

Shareholders of record as of the close of business on January 31, 2012 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Policy owners may provide voting instructions with respect to shares of the Fund(s) attributable to their policies as of this Record Date. Voting instructions may be provided by simply completing and signing the enclosed Voting Instruction Form(s) and returning it in the postage paid envelope provided, or by following the instructions on the Voting Instruction Form for voting by telephone or via the internet.

By Order of the Board of Directors,

RANDY M. PAVLICK Secretary Northwestern Mutual Series Fund, Inc.

Milwaukee, Wisconsin
March 8, 2012

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED VOTING INSTRUCTION FORM(S) AND RETURNING THEM IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE, OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

NORTHWESTERN MUTUAL SERIES FUND, INC.
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

PROXY STATEMENT
Special Meeting of Shareholders
to be Held on April 17, 2012

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of the Northwestern Mutual Series Fund, Inc. (the “Series Fund” or “NMSF”) on behalf of the 28 series of investment portfolios currently offered by the Series Fund (individually a “Fund,” and collectively, the “Funds”), of voting instructions to be used at a special meeting of shareholders of the Series Fund to be held at the offices of The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on April 17, 2012 at 9:00 a.m., Central Time (the “Meeting”). This Proxy Statement provides you with information you should review before voting on the proposals that will be presented at the Meeting.

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), or a payee thereunder, and some or all of the value of your contract or policy is invested in one or more of the Funds. Although the shares of each of the Funds are owned not by you but by Northwestern Mutual, as the owner of one or more variable annuity contracts or variable life insurance policies issued by Northwestern Mutual (each a “Policy” and together with other such owners “Policies”) or payee, you have the right to instruct Northwestern Mutual how to vote at the Meeting the shares of the Fund(s) that are attributable to your Policy as of the close of business on January 31, 2012, the “Record Date” that has been set for the Meeting. (See “Shareholder and Voting Information” below for details about ownership and voting of shares of the Funds.)

To make this Proxy Statement easier to read, owners of Policies are described as if they are voting directly on the proposals at the Meeting, as opposed to directing Northwestern Mutual to vote on such proposals. Additionally, Policy owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 17, 2012. This Proxy Statement and the accompanying Voting Instruction Form(s) are first being mailed to shareholders on or about March 9, 2012, and will also be available at www.proxyweb.com as of that date.

TABLE OF CONTENTS

		Page
Summary of Proposals		3

Shareholder and Voting Information		4

The Proposals		7

Proposal 1:	To elect six directors to the Series Fund’s Board of Directors	7

Proposal 2:	To approve the amendment and restatement of the existing Investment Advisory Agreements between Mason Street Advisors, LLC and the Series Fund	18

Proposal 3:	To approve matters relating to changes in the Funds’ commodities policies	37

Proposal 4:	To approve the reclassification of the investment objectives of 18 Funds from “fundamental” to “non-fundamental”	41

Proposal 5:	To approve a change in the classification of each of the Focused Appreciation Portfolio and the Inflation Protection Portfolio from a “diversified company” to a “non-diversified company” under Section 5(b) of the Investment Company Act of 1940, as amended	44

Additional Information		46

Outstanding Shares and Share Ownership		Appendix A

Nominating Committee Charter		Appendix B

Form of Amended and Restated Advisory Agreement		Appendix C

Management Fees		Appendix D

Allocation of Expenses		Appendix E

Officer and Mason Street Director Information		Appendix F

Security Ownership		Appendix G

Independent Public Accountants		Appendix H

SUMMARY OF PROPOSALS

Proposal	Fund(s) Solicited

Proposal 1:
To elect six directors to the Series Fund’s Board of Directors.	All Funds of the Series Fund will vote on Proposal 1, voting together.

Proposal 2:
To approve the amendment and restatement of the existing Investment Advisory Agreements between Mason Street Advisors, LLC and the Series Fund.	Shareholders of each Fund will vote separately on Proposal 2.

Proposal 3:
To approve matters relating to changes in the Funds’ commodities policies.	All Funds (other than the Commodities Return Strategy Portfolio) will vote separately on Proposal 3.

Proposal 4:
To approve the reclassification of the investment objectives of 18 Funds from “fundamental” to “non-fundamental.”
Shareholders of the following Funds will vote separately on Proposal 4: Growth Stock; Focused Appreciation; Large Cap Core Stock; Index 500 Stock; Domestic Equity; Equity Income; Mid Cap Growth Stock; Index 400 Stock; Mid Cap Value; Small Cap Growth Stock; Small Cap Value; International Growth; International Equity; Money Market; Select Bond; High Yield Bond; Balanced; and Asset Allocation.

Proposal 5:
To approve a change in the classification of each of the Focused Appreciation Portfolio and the Inflation Protection Portfolio from a “diversified company” to a “non-diversified company” under Section 5(b) of the Investment Company Act of 1940, as amended.
Shareholders of the Focused Appreciation Portfolio and Inflation Protection Portfolio will vote separately on Proposal 5.

SHAREHOLDER AND VOTING INFORMATION

Who are the shareholders of the Series Fund and the Funds?

Shares of the Funds are not sold directly to individuals. The Funds offer their shares through separate accounts of Northwestern Mutual, including the NML Variable Annuity Account A, NML Variable Annuity Account B, NML Variable Annuity Account C and Northwestern Mutual Variable Life Account and Northwestern Mutual Variable Life Account II (collectively, the “Variable Accounts”). All of the outstanding shares of the Series Fund are held by Northwestern Mutual and therefore it is the only shareholder of each of the Funds. Northwestern Mutual holds these shares primarily for its Variable Accounts and to a lesser extent, with respect to certain of the Funds, for its General Account. The total number of shares outstanding for each Fund as of the close of business on January 31, 2012, and the shares of each Fund allocated among Northwestern Mutual’s General Account and the Variable Accounts, are set forth in Appendix A. Mason Street Advisors, LLC (“Mason Street”), the investment advisor to each of the Funds, is a wholly owned company of Northwestern Mutual.

Why am I receiving this Proxy Statement?

This Proxy Statement is being provided to owners of Policies and payees under which considerations or premiums and accumulated amounts are allocated to the Variable Accounts. Northwestern Mutual invests these amounts in shares of the Funds of the Series Fund in accordance with instructions from owners of Policies. Although the shares of the Funds are owned by Northwestern Mutual, Northwestern Mutual intends to pass through its voting rights to you, and you will vote the shares of each Fund associated with your Policy by providing voting instructions to Northwestern Mutual.

Who is eligible to provide voting instructions and how will the shares be voted?

Shareholders of record (i.e., Northwestern Mutual) at the close of business on January 31, 2012 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Persons who owned Policies or were receiving payments under variable annuity payment plans on the Record Date are entitled to provide Northwestern Mutual with voting instructions.

At the Meeting, Northwestern Mutual will vote the shares of the Series Fund allocated to the Variable Accounts in accordance with the instructions received from owners of Policies and payees. Shares as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received from those Policy owners and payees who furnish timely instructions for that Fund. Northwestern Mutual will also vote shares of a Fund held in its General Account, if any, in the same proportion as it votes the rest of the shares for that Fund. The effect of proportional voting as described above is that a small number of owners of Policies can determine the outcome of the voting.

Northwestern Mutual may, if required by state insurance officials, disregard voting instructions which would require shares of a Fund to be voted for a change in the sub-classification or investment objectives of a Fund, or to approve or disapprove an investment advisory agreement for a Fund. Northwestern Mutual may also disregard voting instructions that would require changes in the investment policy or investment advisor for a Fund, provided that Northwestern Mutual reasonably determines to take this action in accordance with applicable federal law. If Northwestern Mutual disregards voting instructions, a summary of the action and reasons therefore will be included in the next semi-annual report to the owners of Policies.

How do I provide voting instructions?

You may provide voting instructions in writing by executing the enclosed Voting Instruction Form(s). You may also provide voting instructions by telephone by calling 1-888-221-0697 or through the website located at www.proxyweb.com. (If you intend to provide instructions by phone or internet, you will need the control number(s) appearing on your Voting Instruction Form(s).) Voting Instruction Forms that are properly signed, dated and received, or phone or internet instructions that are properly placed, prior to noon, Central Time, on April 16, 2012, will be followed as specified. If you sign, date and return the Voting Instruction Form, but do not specify a vote for one or more of the Proposals, the shares which relate to your Policy will be voted in favor of electing each of the six director nominees to the Board of Directors of the Series Fund, in favor of each of the other Proposals on which you have not specified a vote, and in the discretion of Northwestern Mutual with respect to any other business that may properly come before the meeting or any postponements or adjournments thereof.

If I provide my voting instructions now as requested, can I change my instructions later?

You may revoke your instructions at any time prior to noon, Central Time, on April 16, 2012, by submitting written notice of revocation or a properly completed, executed and later-dated instruction in writing, or by placing subsequent instructions by phone or the internet.

What are the quorum requirements, and what votes are necessary to approve the Proposals?

A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares on the Record Date, present in person or by proxy, at the Meeting constitutes a quorum. Because Northwestern Mutual, as the owner of all of the outstanding shares of each Fund, will vote its shares in accordance with instructions it receives from owners of Policies and payees, and will vote shares for which no instructions are received in proportion as it votes shares for which it has received instructions, the Series Fund expects a quorum will be present for each Fund at the Meeting.

Approval of a Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the affected Fund(s), except with respect to the election of directors. As defined in this Proxy Statement, a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting, or (i i ) more than 50% of the outstanding voting securities of the Fund. Abstentions will have the effect of a negative vote on a Proposal, including with respect to the election of directors.

May the Meeting be adjourned to another date?

The Meeting may be adjourned with respect to one or more Funds and/or Proposals to the extent permitted by law, if necessary to permit Northwestern Mutual to obtain additional voting instructions from owners of Policies or payees. The persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law if sufficient votes to approve a Proposal have not been received at the time of the Meeting, even if a quorum is present, to permit further solicitation of votes. The persons named as proxies will vote for or against any adjournment in their discretion considering all relevant facts and circumstances, including without limitation their fiduciary duty and the number of shares voted.

How does the Board of Directors of the Series Fund recommend that I instruct the shares to be voted?

The Board of Directors of the Series Fund recommends that you instruct Northwestern Mutual to vote to elect each of the director nominees designated in this Proxy Statement and “FOR” each of the other proposals.

What other business will be discussed at the Meeting?

The Board of Directors of the Series Fund does not intend to present any matters before the Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the M eeting or any adjournments thereof by others. If any other matter legally comes before the Meeting, the shares of each Fund which support your Policy will be voted in the discretion of Northwestern Mutual.

Who do I contact with questions regarding the Proposals?

For questions regarding the Proposals addressed in this Proxy Statement, please call the Proxy Information Line at 1-866-950-4184, Monday through Friday from 8 :30 am to 5:00 pm, Central Time. You may also contact your Northwestern Mutual Financial Representative for more information.

PROPOSAL 1:
ELECTION OF DIRECTORS

Which Funds’ s hareholders will vote on this Proposal 1?

Proposal 1 applies to shareholders of all Funds as of the Record Date, voting together.

Who are the nominees for Directors?

The Board of Directors of the Series Fund currently consists of Miriam M. Allison, Michael G. Smith, Robert H. Huffman III and Gary A. Poliner. At its meeting on November 16, 2011, the Series Fund’s Nominating Committee unanimously nominated Christy L. Brown and Gail L. Hanson for election as directors, and the Board of the Series Fund unanimously accepted and endorsed these nominations and approved the presentation of Ms. Brown and Ms. Hanson to the shareholders with a recommendation that the shareholders elect each as a director of the Series Fund. Also at the November meeting, the Board approved the presentation to shareholders of Ms. Allison and Messrs. Smith and Huffman for re-election, and Mr. Poliner (who has not previously been elected by the shareholders) for election. Mesdames Allison, Brown and Hanson, and Messrs. Smith, Huffman and Poliner, are referred to herein as the “nominees.”

The table below sets forth certain information concerning the nominees as of December 31, 2011. Information is listed separately for the five nominees who are not “interested persons” of the Series Fund as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), and the one nominee, Mr. Poliner, who is an interested person of the Series Fund (the “Interested Director”). The Series Fund currently has 28 separate Funds, and each current director oversees all of the Funds.

Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. The Series Fund knows of no reason why any nominee would be unable or unwilling to serve if elected. If approved by the shareholders, Ms. Brown’s and Ms. Hanson’s election as directors will be effective May 1, 2012.

Mr. Smith has served on the Board since his election by the shareholders on May 1, 2003. He was subsequently re-elected by the shareholders on February 20, 2007. Ms. Allison has served on the Board since her appointment by the Board on August 3, 2006, and she was subsequently elected by the shareholders on February 20, 2007. Mr. Huffman has served on the Board since his election by the shareholders on February 20, 2007. Mr. Poliner has served on the Board since his appointment on May 20, 2010 to fill the vacancy created by the retirement of Mr. Zore. Ms. Brown and Ms. Hanson do not currently serve as d irectors of the Series Fund.

Nominee Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held
Independent Directors

Miriam M. Allison (1947) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Milwaukee, WI 53202	Director	Since 2006
Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies.
				28 Portfolios	Director of Wasatch Funds, Inc. (18 portfolios)

Robert H. Huffman III (1959) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Milwaukee, WI 53202	Director	Since 2007	Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment advisor.	28 Portfolios	None

Michael G. Smith (1944) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Milwaukee, WI 53202	Director	Since 2003
Private investor. Formerly managing director, global investor client strategy, Merrill Lynch (1996-1998); managing director and head of domestic regional institutional sales, Merrill Lynch (1995-1996); managing director, central U.S., Merrill Lynch (1985-1995, 1999)
28 Portfolios
Trustee of The Ivy Family of Funds (2 registered investment companies — 29 portfolios); Director of the TDX Independence Funds, Inc. (5 portfolios); Director of CTMG, Inc. and Cox Business School, Southern Methodist University

[1]	Because the Series Fund does not hold regular annual meetings of shareholders, and subject to the term limits and mandatory retirement provisions described below under “How long would each nominee serve ? ” a director holds office until his or her successor is elected and qualified, or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.

Nominee Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held

Christy L. Brown (1965) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Milwaukee, WI 53202	None	N/A	Since 2007, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee. Prior thereto, Executive Vice President and General Counsel, Milwaukee Area Technical College.	28 Portfolios[2]	None

Gail L. Hanson (1955) c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Milwaukee, WI 53202	None	N/A	Since February, 2011, Senior Vice President and Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.	28 Portfolios[2]	Director of Artisan Funds, Inc. (12 portfolios) (effective January 1, 2012)

Interested Director[3]

Gary A. Poliner (1953) c/o Northwestern Mutual Series Fund 720 East Wisconsin Milwaukee, WI 53202	Chairman of the Board	Since 2010
President and Chief Risk Officer of Northwestern Mutual , since 2010. Prior thereto, Executive Vice President — Chief Risk Officer of Northwestern Mutual from 2009 to 2010; Executive Vice President — Investment Products and Services from 2008 to 2009; Chief Investment Officer of Northwestern Mutual from 2007 to 2008; and Chief Financial Officer of Northwestern Mutual from 2001 to 2008.
				28 Portfolios	Trustee of Northwestern Mutual

[2]	If elected.

[3]	Mr. Poliner is an “interested person” of the Series Fund, as defined in the Investment Company Act of 1940, as amended, because he is the President and Chief Risk Officer, and a Trustee, of Northwestern Mutual, the parent company of Mason Street. Mr. Poliner is also a Director of Frank Russell Company, a corporate affiliate of Northwestern Mutual.

Why are directors being elected at the present time?

During 2010, one director retired and another resigned due to other commitments, leaving the Board comprised of four directors, three of whom have been elected by the shareholders, and one who has not. Under the terms of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is unable to fill the existing vacancies on its own, or fill any future vacancies created by the resignation or retirement of an Independent Director, because less than the required number of directors would have been elected by the shareholders. In order to provide for the continued efficient conduct of the Series Fund’s business, and to provide the Board with the flexibility to address future changes in the Board, the Board is seeking to add two new Independent Directors and to re-elect the existing Board members.

How long would each nominee serve?

Because the Series Fund does not hold regular annual meetings of shareholders, and subject to the term limits and mandatory retirement provisions described below, each nominee if elected will hold office for an indefinite term until his or her successor is elected and qualified, or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified. The Series Fund By-laws provide that no director may serve a term or successive terms totaling more than twelve (12) years. The twelve year service limitation commences on the later of May 1, 2003 or the date of the director’s initial election or appointment as a director. In addition to the term limitation, the Series Fund’s By-laws provide that a director who has attained the age of seventy (70) on or before the first quarterly board meeting in a calendar year shall retire effective at the end of such meeting. If a director attains age seventy (70) after the first quarterly board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly board meeting in the following calendar year. The Board may change the term limitation or the mandatory retirement age without the approval of the shareholders.

Applying these provisions to the nominees, and assuming the nominee’s service is not terminated earlier due to his or her death, resignation, retirement or removal from office, if elected, Mr. Smith and Ms. Allison would serve until their mandatory retirement dates of February 2015 and February 2018, respectively, Messrs. Huffman and Poliner would serve until the expiration of their twelve-year term limits in February 2019 and May 2022, respectively, and Ms. Brown and Ms. Hanson would serve until the expiration of their twelve-year term limits in May 2024.

What are the qualifications of the nominees?

Neither the Board nor the Nominating Committee has established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that they believe are necessary for one or more directors to posses s . In addition, the Nominating Committee does not have a formal process for identifying and evaluating nominees. Instead, it follows the process it deems appropriate under the circumstances.

As a general matter, the Nominating Committee and the Board consider the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business, academic and other experience and education, the ability and willingness to commit the time necessary for attendance at meetings and the performance of the duties, the character and integrity of the person, and such other factors as may be considered relevant. The Board seeks to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race, but has not adopted any specific policy in this regard.

In determining that the nominees are qualified to serve as directors of the Series Fund, the Committee and the Board considered a wide variety of information about the nominees, and multiple factors contributed to the decision. No single factor was determinative. Among the attributes determined to be common to all the nominees were their ability (or with respect to Ms. Brown and Ms. Hanson, their perceived ability) to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors, Mason Street, the sub-advisors, the Series Fund’s independent public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as directors. In addition to the foregoing, the following is a summary of the particular professional and other experience of each nominee that was relevant to the selection of the individual.

Christy L. Brown. Ms. Brown would bring business management experience gained in part through her current position as Vice Chancellor, Finance and Administrative Affairs of the University of Wisconsin, Milwaukee, the second largest university in Wisconsin, and her previous experience as chief operating officer at Milwaukee Area Technical College (“MATC”), Wisconsin’s largest two-year community based technical college. Through her legal background, and her previous role as General Counsel at MATC and other legal positions, Ms. Brown would bring critical thinking and legal analysis skills and an ability to easily grasp and identify legal and regulatory issues. Her perceived ability to effectively interact with the existing directors was also considered.

Gail L. Hanson. Ms. Hanson would bring particular experience in financial and accounting matters gained through her current position as Senior Vice President and Chief Financial Officer of Aurora Health Care (“Aurora”), her responsibility for capital and operating budgets, accounting, and financial reporting for Aurora, and her prior position s as chief financial officer for another health care company and as audit manager for PricewaterhouseCoopers. Ms. Hanson would also bring particular experience in the financial services industry and investments through her current role as chair of Aurora’s investment committee, and her prior position as Deputy Executive Director of the State of Wisconsin Investment Board. Her perceived ability to effectively interact with the existing directors was also considered.

Michael G. Smith. Mr. Smith brings substantial investment experience with a focus on equity investments, and a broad base of knowledge of the investment management business and the securities markets, through his 33 years of experience in the financial services industry. Through his experience as a director of two other mutual fund families, he brings a different perspective on the operation and structure of other mutual fund boards and developing industry standards and practice.

Miriam M. Allison. Ms. Allison brings an in-depth knowledge of the operational issues of mutual funds and the mutual fund industry in general, through her past experience as the founder, director and chief executive officer of a mutual fund service provider and, prior thereto, her responsibility for the creation, launch and on-going management of a regional banking firm’s mutual fund family. Ms. Allison also brings investment management experience through her past position as a portfolio manager of personal trust portfolios and fixed income common trust funds, and additional mutual fund industry experience through her current service as a director for another mutual fund company.

Robert H. Huffman III. Mr. Huffman has substantial investment experience with a focus on fixed income investments, and a broad base of knowledge of the investment management business and the securities markets, through his current role as co-founder and managing partner of a registered investment advisor, and his prior role as regional head of fixed income sales for a large investment banking firm.

Gary A. Poliner. Mr. Poliner has extensive business management experience through his various roles during his career with Northwestern Mutual. He is currently Northwestern Mutual’s President and Chief Risk Officer. Mr. Poliner has broad investment management experience, having served as Chief Investment Officer of Northwestern Mutual and as a member of its investment department for more than ten years. Mr. Poliner also brings a detailed knowledge of the operation of investment products and services, including variable life and annuity products, and the role and operation of the Funds in those products, having served as Executive Vice President — Investment Products and Services.

What is the Board’s leadership structure and role in risk oversight?

Leadership Structure. The Series Fund Board has chosen a leadership structure which it believes provides an appropriate means for it to fulfill its management oversight and fiduciary functions and responsibilities, given the characteristics and circumstances of the Funds. The Board has appointed a Chairperson who presides at all meetings of the Board. The Chairperson, as a trustee and officer of Northwestern Mutual, is an “interested person” as defined in the 1940 Act. The Board has determined that an “interested person” as Chairman, with his detailed knowledge of Northwestern Mutual’s variable products and the role of the Funds as investment options for those products, is well suited to assist the Board in fulfilling its responsibilities. The Board also believes, and has experienced, that having an “interested person” as Chairman does not diminish a board culture conducive to decisions favoring the long-term interests of Series Fund shareholders, particularly in light of the other characteristics discussed below.

In addition to a Chairman, the Board has also appointed a lead Independent Director to provide for leadership of the Independent Directors. The lead Independent Director is involved in shaping the agendas for the meetings of the Board and its committees, works with legal counsel to the Independent Directors and with the Chairman, leads the discussions during the quarterly private sessions of the Independent Directors, and is chairperson of the Board’s investment oversight committee.

The President of the Series Fund, and not the Chairman of the Board, is the chief executive officer of the Series Fund. As chief executive officer, the President has general charge of the business affairs and property of the Series Fund and general supervision over its other officers. The Board has established a number of standing committees to facilitate the directors’ oversight of the management of the Series Funds. The committees are an integral part of the Series Fund’s overall governance and risk management structure, as described below under “What are the committees of the Board?” The Board believes that its governance structure allows all of the Independent Directors to participate in the full range of the Board’s oversight responsibilities.

Board Role in Risk Oversight. The Board carries out its risk oversight function at both the full Board and committee levels. The Board provides direct oversight of most matters, but has delegated specific oversight functions for certain matters to the Board’s Audit Committee and Investment Oversight Committee. The functions of these committees are described below under “What are the committees of the Board?”

The Board provides oversight of general risk management functions performed by or for the benefit of the Series Fund through the receipt and review of various reports, including quarterly reports which summarize Mason Street’s risk management activities with respect to political, regulatory and legal risks, key vendor services and relationships, business processes, systems and technology, Series Fund offerings and the ability to successfully compete, human resources, business continuity planning, expense management, portfolio compliance, cross-trades, affiliated transactions and other operational issues, as well as conflicts of interest, personal trading, codes of ethics and proxy voting. The Board also oversees and discusses matters relating to investment risk, receiving and reviewing quarterly reports on the overall markets, Fund performance, investment management processes and techniques used, attribution analyses, risk/return attributes, diversification, derivatives usage and compliance, and summaries of counterparty exposure. Finally, the Board reviews issues relating to the valuation of securities held in the various Funds. As part of each Board meeting, the Board receives a presentation from the Series Fund’s Pricing Committee and reviews minutes of Pricing Committee meetings held during the prior quarter. In addition, the Board reviews reports relating to the fair valuation of Fund securities. Matters relating to the Series Fund’s compliance program and its policies and procedures are also reviewed by the full Board, and the Series Fund’s chief compliance officer has a direct line of communication to the Board’s lead Independent Director.

Notwithstanding the foregoing, the Board recognizes that it is not possible to identify all of the risks that may affect the Series Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. In addition, the leadership structure of the Series Fund Board, including the committee structure and the manner in which the Board conducts its risk oversight role, may be changed in the discretion of the Board.

What are the committees of the Board?

The Series Fund has established a Nominating Committee, an Audit Committee and an Investment Oversight Committee. As of December 31, 2011, the Nominating, Audit and Investment Oversight Committees were comprised of Ms. Allison and Messrs. Huffman and Smith, constituting all of the Series Fund’s Independent Directors.

Nominating Committee. The function of the Nominating Committee is to identify qualified individuals to become members of the Board in the event that a position is vacated or created, consider all candidates proposed to become members of the Board, nominate, or recommend for nomination by the Board, candidates for election as directors, and set any necessary standards or qualifications for service on the Board. The Nominating Committee meets when necessary to consider the nomination of new directors. One meeting of the Nominating Committee was held during the fiscal year ended December 31, 2011. A copy of the Charter of the Nominating Committee is attached as Appendix B.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate suggestions and recommendations submitted from any source it deems appropriate. The process of identifying nominees will involve the consideration of candidates recommended by such persons as the Committee deems appropriate, including one or more of the following: current directors, officers, representatives of Mason Street or Northwestern Mutual, or owners of Policies. Policy owners desiring to have the Nominating Committee consider a potential candidate must submit such nomination to the Secretary of the Series Fund and must comply with such qualification requirements and nomination procedures as the Nominating Committee may establish from time to time. Nominations should be forwarded to the attention of the Secretary of the Series Fund at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Ms. Brown and Ms. Hanson were identified to the members of the Nominating Committee by officers of Northwestern Mutual. See “What are the qualifications of the nominees?” above.

Audit Committee. The Board has established an Audit Committee, comprised of all of the Independent Directors, and currently chaired by Ms. Allison, to provide oversight over the integrity of the Series Fund’s financial statements. In support of this role, the Audit Committee has direct access to the Series Fund’s principal executive and senior financial officers, internal auditors and independent accountants. The Audit Committee, which meets quarterly in conjunction with the Series Fund’s regularly scheduled Board meetings, oversees the selection of the Series Fund’s independent registered public accounting firm and reviews other services provided by such firm. In addition, oversight of the Series Fund’s Risk Management Plan has been delegated to the Board’s Audit Committee. The Series Fund’s Risk Management Plan identifies key risks for the Funds and the business owners of such risks, assesses the risks, and sets forth the plan to deal with the risks (including risk mitigation, control and monitoring.) Four meetings of the Audit Committee were held during the fiscal year ended December 31, 2011.

Investment Oversight Committee. The Board has also established an Investment Oversight Committee, comprised of all of the Independent Directors, to oversee the process for evaluating Mason Street in its role as investment advisor for the Funds, and the Series Fund’s eight sub-advisors. The Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. Four meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2011. On an ongoing basis, the Investment Oversight Committee reviews reports detailing the short and long-term performance of each Fund as well as Fund rankings and ratings. In connection with the investment advisory contract renewal process, the Investment Oversight Committee has met with Mason Street and each sub-advisor in person and/or via teleconference and reviews materials submitted by Mason Street and the sub-advisors on a variety of topics.

How often does the Board meet?

The Board typically holds regular meetings in person four times a year. In addition, the Board or any committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting, and may act upon unanimous written consent in lieu of a meeting where appropriate. There were four regular meetings and one special meeting of the Board held during the fiscal year ended December 31, 2011, and one action taken by unanimous consent action in lieu of a meeting during the same period. Ms. Allison and Messrs. Smith, Huffman and Poliner attended all of the meetings of the Board of Directors held during the fiscal year ended December 31, 2011.

What are the Directors and officers paid for their services?

Pursuant to the Investment Advisory Agreements between the Series Fund and Mason Street, Mason Street is responsible for the payment of the compensation of the directors. During fiscal year 2011, Mason Street paid the Independent Directors for their services as d irectors of the Series Fund, a total of $95,000 per year, consisting of a $59,000 retainer and per meeting fees of $9,000 per regular meeting. The lead Independent Director receives an additional fee of 10% of the annual base director fee and the chair of the audit committee receives an additional fee of 5% of the annual base director fee. For each telephonic Board meeting in a calendar year in excess of two, an additional fee of $2,000 per meeting is paid as compensation. Director compensation is established by the Directors and is reevaluated annually, typically at its meeting in February. The Series Fund may reimburse the directors for certain expenses associated with their attendance at, and participation in, meetings of the Board. The Board does not have a compensation committee.

The table below sets forth the compensation paid to the directors of the Series Fund during the 2011 fiscal year. Ms. Brown and Ms. Hanson were not directors during 2011 and therefore are not included in the chart.

Director	Aggregate Compensation From Registrant	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors in 2010*
Gary A. Poliner	None	None	None	None
Miriam M. Allison	None	None	None	$99,750
Michael G. Smith	None	None	None	$104,500
Robert H. Huffman III	None	None	None	$95,000

*	Pursuant to action by the Board, effective in 2012, the Independent Directors’ compensation consists of a retainer of $70,000 and per meeting fees of $10,000 per regular meeting, for a total annual base compensation of $110,000. The additional compensation for the lead Independent Director and the chair of the audit committee, and the compensation for telephonic Board meetings in excess of two per calendar year, was not changed by the Board for 2012.

As noted above, currently Mason Street is responsible for the payment of the compensation to the Independent Directors. If shareholders of a Fund approve the proposed amendments to the existing Investment Advisory Agreements pursuant to Proposal 2 below, the Fund will pay directly a pro rata share of the compensation of the Independent Directors, including the compensation of the two new directors.

The Series Fund pays no salaries or compensation to any of its officers o r d irectors, and the officers of the Series Fund are not separately compensated for services rendered in their capacity as officers of the Series Fund.

What vote is required to elect the nominees to the Board of Directors of the Series Fund?

Under Maryland law, the nominees for director receiving the vote of a plurality of the outstanding voting shares of the Series Fund cast at a meeting of shareholders shall be elected. Shareholders of all Funds will vote together on the election of directors. Therefore, the six nominees who receive the greatest number of affirmative votes cast at the Meeting will be declared elected. Shares as to which no timely voting instructions are received will be voted by Northwestern Mutual in proportion to the instructions received for those Policy owners who furnish timely voting instructions.

What is the Board’s recommendation on Proposal 1?

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE SIX NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

PROPOSAL 2:
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EXISTING INVESTMENT ADVISORY AGREEMENTS

Which Funds’ shareholders will vote on this Proposal 2?

Proposal 2 applies to shareholders of all of the Funds. Each Fund’s shareholders will vote separately from each other on this Proposal.

What are the shareholders being asked to approve?

Mason Street currently serves as investment advisor for each of the 28 Funds comprising the Series Fund pursuant to three substantially similar investment management agreements (the “Current Advisory Agreements”). One agreement covers 18 Funds that were in existence prior to 2007. Another agreement covers the nine Funds that were added as options for the variable annuity products in 2007 (and as options for the variable life products in 2011). The third agreement covers the Commodities Return Strategy Fund which was added in 2011.

For the reasons described below, the Series Fund’s Board of Directors is recommending that shareholders approve the amendment and restatement of each existing agreement into a single amended agreement (the “Amended Agreement”). The Amended Agreement would (i) combine the terms of the three Current Advisory Agreements into a single agreement covering all 28 Funds, (ii) add a specific list of administrative functions to be provided or procured by Mason Street, (iii) modify the existing expense structure of the Series Fund by shifting the responsibility to pay for certain of the Funds’ administrative and operating expenses not already assumed by the Funds from Mason Street to the Funds, and (iv) make certain other non-material changes. The increase in each Fund’s total expenses assuming the new fee structure was in place during 2011 would have been relatively small, ranging from 0.00% to 0.07% of the value of each Fund’s net assets as of December 31, 2011, based on 2011 actual expenses and after giving effect to existing and new fee waivers and expense caps described below. The table beginning on page 25 compares each Fund’s current total expenses to the pro forma total expenses under the Amended Agreement.

Why are shareholders being asked to approve the Amended Agreement?

With respect to the portion of the proposal that would combine the three existing investment advisory agreements into one, certain administrative efficiencies and conveniences would be achieved by consolidating the terms of the management of all 28 Funds in a single agreement. In addition, because the Current Advisory Agreements contain substantially the same terms, consolidating them can be done without changing most of the terms of the Current Advisory Agreements. The exception is the various operating expenses each Fund pays, which expense structure is proposed to be modified and made consistent across all Funds as described below.

With respect to the portion of the proposal that would add a specific list of administrative functions to be provided or procured by Mason Street for the Funds, the list will clarify and add specificity regarding the administrative services to be provided, will assist the Board in its review and oversight of the administrative services provided for the Funds, and will provide greater transparency and a clearer delineation with respect to the responsibility for those services. In addition, expressly including a list of administrative services in an agreement including advisory services assures that future changes to fees for those services can’t be made without the prior approval of the shareholders of each Fund.

With respect to the portion of the proposal that would modify the expense structure, the Funds (and their shareholders) are being asked to incur certain additional administrative and operating expenses that the Funds do not already incur. The Board and Mason Street believe that asking the Funds to bear these expenses is fair and reasonable for a number of reasons, including the following.

First, the additional expenses proposed to be paid by the Funds are expenses associated with the day-to-day operations of the Funds, many of which are either required or are for the benefit of shareholders, and are of a type commonly assumed by shareholders of many other mutual funds. See “What new expenses would the Funds assume responsibility for under the Amended Agreement?” below.

Second, a number of the additional expenses that would be paid by the Funds are determined by the Board of Directors of the Series Fund. For instance, the Independent Directors establish and approve their own compensation. The Independent Directors believe that their compensation should be assumed by the Funds and their shareholders whose interests they are responsible for protecting. Having the Funds pay these expenses further promotes the independence of the Independent Directors. In addition, the Independent Directors are required to approve the compensation of the Series Fund’s Chief Compliance Officer (“CCO”). The directors believe it is appropriate that the Funds and their shareholders assume the expenses of the Series Fund’s compliance function as it would further promote the independence of the Series Fund’s CCO.

Third, the proposed new expense structure will provide greater clarity and consistency regarding the responsibility for the day-to-day operating expenses of the Funds. Under the current structure, some operating and administrative expenses are assumed by Mason Street, and others by the Funds, with no clear basis for the division of responsibilities for paying expenses. For example, most Funds pay the costs of preparing and printing shareholder reports for existing shareholders, while Mason Street pays the costs of mailing to those shareholders. In addition, of the expenses currently paid by the Funds, not all Funds are responsible for the same expenses, a structure dictated in part by historical factors dating back to the combination of the variable annuity and variable life investment options in 1994. For instance, Mason Street pays the costs of preparing and printing prospectuses that are associated with the Balanced, Select Bond and Money Market Funds, while the remaining Funds are responsible for those expenses for existing shareholders as they relate to their Funds.

Applying a single expense structure across all Funds will result in administrative efficiencies, provide clarity as to the responsibility for the Funds’ administrative and operating expenses, and treat the same expenses in the same manner across all Funds.

Fourth, over time, it has become more expensive to operate mutual funds due to the higher compliance, regulatory, technology, research and reporting costs, and intensified competition for investment advisory and administrative personnel. Mason Street believes that relieving it of the responsibility to pay for certain Series Fund administrative and operational expenses will enable Mason Street to continue to maintain the level and quality of services it provides while covering in part the increasing costs of providing those services. The proposed new expense structure is designed to provide a reasonable, sustainable, and administratively efficient structure for the Funds while maintaining overall expenses at levels that are competitive with those of similar mutual funds that serve as underlying investment options for insurance company separate accounts. Mason Street believes its savings resulting from the proposed new expense structure would not materially impact its profitability, as the estimated amount of the savings would represent only a small percentage of the management fees it receives from the Funds.

Fifth, the Funds’ total expenses have historically been very competitive with their respective peer funds that serve as underlying investment options for insurance company separate accounts. The increase in each Fund’s total expenses assuming the new fee structure was in place during 2011 would have been relatively small, ranging from 0.00% to 0.07% of the value of each Fund’s net assets as of December 31, 2011, based on 2011 actual expenses and after giving effect to existing and new fee waivers and expense caps described below. After giving effect to this pro forma increase in total expenses, the Funds would have continued to be very competitive with their respective peers, with 20 of the 28 Funds continuing to rank in the first quartile (meaning among the lowest 25% based on total expenses) of each Fund’s respective peer group of similar funds underlying variable insurance products, and five continuing to rank in the top half.

What are the services provided under, and related key terms of, the Current Advisory Agreements, and would they differ under the Amended Agreement?

Advisory Services. Pursuant to the Current Advisory Agreements, Mason Street serves as investment advisor for each of the Funds. As investment advisor, Mason Street is responsible for managing (or in the case of a Fund for which Mason Street has appointed a sub-advisor, overseeing the sub-advisor’s management of) the investment and reinvestment of the assets of each Fund, determining the composition of the assets, and the selection of brokers. The Amended Agreement would not make any changes to these investment advisory services, nor would it impact the arrangements entered into between Mason Street and the eight sub-advisors managing 15 Funds. In addition to its own investment advisory services, MSA will continue to be responsible for supervising and overseeing the activities of the sub-advisors, and the Series Fund’s Board will continue to have the authority to replace sub-advisors, in its discretion, without obtaining the approval of the shareholders of the affected Funds.

Administrative Services. The Current Advisory Agreements also provide that Mason Street will pay certain expenses in connection with the administration of the affairs of the Funds and, pursuant thereto, Mason Street has assumed responsibility for managing the Funds’ administrative affairs (or overseeing others who perform the administrative functions). The Current Advisory Agreements do not directly address the specific administrative functions to be performed. In order to provide greater clarity and specificity regarding the administrative services, the Amended Agreement includes an express list of administrative services to be performed or procured by Mason Street. The list of services reflects those that are currently being provided and thus is not intended to alter the administrative services currently being provided or overseen by Mason Street. The list of services is set forth in Exhibit B of the form of Amended Agreement attached as Appendix C.

Mason Street has appointed Northwestern Mutual to provide or arrange for substantially all of the administrative services for the Funds, except for custody and certain fund accounting services provided by third party service providers. If the Amended Agreement is approved, it is contemplated that Mason Street will continue to retain Northwestern Mutual to provide the same administrative services it currently provides for the Funds. The Amended Agreement expressly provides that Mason Street may delegate any of the administrative duties provided it remains responsible for the services and for the compensation, if any, to be paid to such sub-administrator.

Compensation and Expense Structure. No changes to the asset based management fees to be paid by the Funds to Mason Street as set forth in the Current Advisory Agreements are being proposed. However, the current expense structure is proposed to be amended, as described previously and below under “What is the expense structure under the Current Advisory Agreements, and how would it change under the Amended Agreement?”

Other Terms. The Current Advisory Agreements and the Amended Agreement have substantially similar termination provisions, each providing that they will continue in effect for a Fund for so long as their continuance is specifically approved for such Fund at least annually by (i) the Board or by a majority of the outstanding voting shares of such Fund, and (ii) a majority of Independent Directors. Each also provides it may be terminated at any time with respect to any Fund by the Fund or by Mason Street, without penalty, on at least 60 days written notice, and each terminates automatically in the event of its assignment. The Current Advisory Agreements and the Amended Agreement also have substantially similar liability provisions providing that Mason Street will not be liable to the Series Fund for any losses in the absence of Mason Street’s willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of Mason Street or its affiliates.

Certain new provisions are also being proposed to be added to the Amended Agreement which are intended only to codify practices that are in place with respect to the investment of the assets of the Funds. These provisions are typically found in investment management agreements and reflect practices that are consistent with general industry practice. The Amended Agreement includes a provision that affirms Mason Street’s use of “soft-dollar” arrangements (pursuant to which brokers provide research and other services to Mason Street in exchange for commissions paid by the Funds with respect to trades on a Fund’s portfolio securities). The Amended Agreement also includes a provision that affirms Mason Street’s ability, but not obligation, to aggregate securities to be purchased or sold for a Fund as well as other Mason Street clients in order to obtain a more favorable price or brokerage commission and efficient execution for clients.

A form of the proposed Amended Agreement is attached as Appendix C. The description in this Proxy Statement of the Amended Agreement is qualified in its entirety by reference to that Appendix.

What is the expense structure under the Current Advisory Agreements, and how would it change under the Amended Agreement?

For its investment advisory and other services, and assumption of certain expenses, the Current Advisory Agreements provide that Mason Street receives an annual fee from each Fund based on a percentage of the value of the assets of each Fund, as specified in the Agreements. The asset based fees to be paid to Mason Street in the Amended Agreement (the “management fees”), which are described in Exhibit A of the form of Amended Agreement attached as Appendix C, are identical to the asset based fees in the Current Advisory Agreements. The aggregate amount of management fees paid by each Fund to Mason Street under the Current Advisory Agreements for the fiscal year ended December 31, 2011 is set forth in Appendix D.

While the Amended Agreement would not change the management fees being paid to Mason Street, the Amended Agreement reflects a modification to the existing expense structure of the Funds. The Current Advisory Agreements provide that Mason Street pays all expenses in connection with the administration of the affairs of the Funds, except for those limited expenses specifically assumed by the Funds and enumerated in the Current Advisory Agreements. In other words, unless an administrative or operating expense is specifically assigned to the Funds in the Current Advisory Agreements, the expense is the responsibility of Mason Street. Appendix E includes a description of the administrative expenses specifically assumed by the Funds under the Current Advisory Agreements.

The proposed new expense structure, as described in the Amended Agreement, provides that unless an administrative or operating expense is specifically assigned to Mason Street in the Amended Agreement, the expense would be the responsibility of each of the Funds. The Amended Agreement contains a list of expenses that Mason Street would continue to pay, including expenses incurred by Mason Street in connection with managing the investment advisory and administrative operations of the Funds (such as office space, facilities and equipment), fees and expenses of the personnel of Mason Street and the Series Fund (except the compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Series Fund’s CCO and his or her compliance staff that relate to Series Fund compliance functions), fees of sub-advisors appointed by Mason Street, and expenses Mason Street otherwise agrees to assume pursuant to expense cap or reimbursement agreements with the Series Fund. Section IV of the form of Amended Agreement attached as Appendix C describes the expenses to be assumed by Mason Street.

Because the Funds would be responsible for all expenses except those expressly assumed by Mason Street, the Amended Agreement includes an illustrative list of the types of expenses that would be assumed by the Funds. The effect of the proposed modification of the expense structure would be to shift the responsibility for the payment of many of the administrative and operating expenses not already paid by the Funds from Mason Street to the Funds, as well as any new administrative or operating expenses that may arise in the future that are not specifically assumed by Mason Street. See “What new expenses would the Funds assume responsibility for under the Amended Agreement?” below. For information about the overall impact of the proposed new expense structure on the Funds’ total expense ratios, see “How will the proposed new expense arrangements under the Amended Agreement affect the total expense ratios of each Fund?” below.

What new expenses would the Funds assume responsibility for under the Amended Agreement?

Under the Current Advisory Agreements, all of the Funds are responsible for the management fees paid to Mason Street, brokerage commissions, taxes, costs of directors and officers liability insurance, and certain other expenses. In addition, all of the Funds, except the Balanced, Select Bond and Money Market Funds, are responsible for certain additional expenses described in Appendix E. Under the new expense structure set forth in the Amended Agreement, the Balanced, Select Bond and Money Market Funds would assume responsibility for the additional expenses that all of the other Funds have already assumed. In addition, all Funds would assume responsibility for certain additional administrative expenses relating to the day-to-day operations of the Funds, including any future increases in those expenses, as well as any new administrative or operating expenses that may arise in the future that are not specifically assumed by Mason Street. These include compensation of the Independent Directors, compensation, benefits and expenses of the Series Fund’s CCO and his or her staff relating to their duties and functions for the Series Fund, expenses associated with the pricing of the shares of the Funds, expenses associated with the preparation, printing and mailing of prospectuses and information statements to existing shareholders, the mailing costs for shareholder reports, and non-recurring or extraordinary expenses as they may arise. Appendix E includes an illustrative list of the types of expenses to be assumed by the Funds under the proposed new expense structure, which list also appears in the Amended Agreement.

The foregoing summary is qualified in its entirety by the description of expenses in the form of Amended Agreement attached as Appendix C.

How will the proposed new expense arrangements under the Amended Agreement affect the total expense ratios of each Fund?

By shifting the responsibility for the payment of additional administrative expenses from Mason Street to the Funds, the total expenses of each Fund will increase by the amount of the additional expenses, before the application of any expense caps or fee waivers agreed to by Mason Street. The table below provides information concerning each Fund’s fees and expenses as a percentage of average net assets for the 12-month period ended December 31, 2011 under the Current Advisory Agreements, restated to reflect the impact of the existing and new fee waivers and expense caps in effect January 1, 2012. It also includes the same information assuming the Amended Agreement and related changes to the Funds’ expense structure had been in effect during the same period (i.e. pro forma data). Note that the pro forma numbers are estimated. The table also includes the change in each Fund’s total expenses as a percent of assets, and the change in expenses as a percentage of net annual fund operating expenses.

To limit the Funds’ total operating expenses charged to the shareholders, Mason Street has previously agreed to waive its management fee and/or reimburse certain expenses for many of the Funds to keep expenses from exceeding certain specified levels until at least April 30, 2013. The expense cap agreements are considered for renewal at least annually and are subject to the approval of both Mason Street and the Series Fund. The table below reflects the effects of those expense cap arrangements.

In addition to the existing expense caps and fee waivers entered into by Mason Street, and in order to further mitigate the impact of the proposed assumption of additional expenses by certain Funds, effective January 1, 2012, Mason Street lowered the existing expense caps of each of the Multi Sector Bond Fund and the Commodities Return Strategy Fund. These lower expense caps, which are reflected in the current and pro forma data in the table below for these Funds, are effective through April 30, 2013 and subject to renewal each year thereafter upon the agreement of Mason Street and the Series Fund. In addition, in part for the same reason, effective January 1, 2012, Mason Street agreed to additional breakpoints in the management fee schedules relating to the Mid Cap Growth, Growth Stock, Large Cap Core, Index 400 Stock and Small Cap Growth Stock Funds effective January 1, 2012 through a voluntary agreement with each Fund that is separate from the Amended Agreement. These voluntary new breakpoints are effective through April 30, 2012 and will be renewed through at least April 30, 2013 only if the Amended Agreement is approved by the shareholders and effective as provided herein. In order to facilitate the description of the impact of the new expense structure for these Funds, the effect of the new breakpoints is not included in the current and pro forma data in the table below. (The additional breakpoints for the Large Cap Core, Index 400 Stock and Small Cap Growth Stock Funds are at asset levels greater than each Fund’s current assets so they do not have any immediate impact on each Fund’s total expenses, but would in the future if assets grow and the Funds attain certain asset levels.) The voluntary agreements can be changed or terminated without the approval of Fund shareholders.

As indicated in the chart below, the increase in each Fund’s total expenses assuming the new fee structure was in place during 2011 would have ranged from 0.00% to 0.07% of the value of each Fund’s net assets as of December 31, 2011, based on 2011 actual expenses and after giving effect to existing and new fee waivers and expense caps described below. As a result, after giving effect to this pro forma increase in total expenses, the Funds would have continued to be very competitive with their respective peers, with 20 of the 28 Funds continuing to rank in the first quartile (meaning among the lowest 25% based on total expenses) of each Fund’s respective peer group of similar funds underlying variable insurance products. Five of the six Funds ranked in the second quartile would have continued to rank in the second quartile, with the Multi Sector Bond Fund moving to the third quartile. Two of the Funds, the Research International Core Fund and the Emerging Markets Equity Fund, would have remained in the third quartile.

The tables and the examples below do not include any fees or sales charges imposed under the Policies for which the Funds are an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

	Management Fees	Other Expenses (1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement	Net Annual Fund Operating Expense	Change in Net Ratio	% Increase of Additional Expenses

GROWTH STOCK
Current	0.43%	0.01%	0.00%	0.44%	0.00%	0.44%
Pro Forma	0.43%	0.02%	0.00%	0.45%	0.00%	0.45%	0.01%	2.27%

FOCUSED APPRECIATION
Current	0.77%	0.02%	0.00%	0.79%	0.05%	0.74%
Pro Forma	0.77%	0.04%	0.00%	0.81%	0.05%	0.76%	0.02%	2.70%

LARGE CAP CORE STOCK
Current	0.44%	0.01%	0.00%	0.45%	0.00%	0.45%
Pro Forma	0.44%	0.03%	0.00%	0.47%	0.00%	0.47%	0.02%	4.44%

LARGE CAP BLEND
Current	0.77%	0.05%	0.00%	0.82%	0.00%	0.82%
Pro Forma	0.77%	0.11%	0.00%	0.88%	0.03%	0.85%	0.03%	3.66%

INDEX 500 STOCK
Current	0.20%	0.01%	0.00%	0.21%	0.00%	0.21%
Pro Forma	0.20%	0.02%	0.00%	0.22%	0.00%	0.22%	0.01%	4.76%

LARGE COMPANY VALUE
Current	0.72%	0.06%	0.00%	0.78%	0.00%	0.78%
Pro Forma	0.72%	0.13%	0.00%	0.85%	0.05%	0.80%	0.02%	2.56%

	Management Fees	Other Expenses (1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement	Net Annual Fund Operating Expense	Change in Net Ratio	% Increase of Additional Expenses

DOMESTIC EQUITY
Current	0.56%	0.01%	0.00%	0.57%	0.00%	0.57%
Pro Forma	0.56%	0.02%	0.00%	0.58%	0.00%	0.58%	0.01%	1.75%

EQUITY INCOME
Current	0.65%	0.02%	0.00%	0.67%	0.00%	0.67%
Pro Forma	0.65%	0.04%	0.00%	0.69%	0.00%	0.69%	0.02%	2.99%

MID CAP GROWTH STOCK
Current	0.53%	0.00%	0.00%	0.53%	0.00%	0.53%
Pro Forma	0.53%	0.01%	0.00%	0.54%	0.00%	0.54%	0.01%	1.89%

INDEX 400 STOCK
Current	0.25%	0.02%	0.01%	0.28%	0.00%	0.28%
Pro Forma	0.25%	0.05%	0.01%	0.31%	0.00%	0.31%	0.03%	10.71%

MID CAP VALUE
Current	0.85%	0.07%	0.00%	0.92%	0.00%	0.92%
Pro Forma	0.85%	0.11%	0.00%	0.96%	0.00%	0.96%	0.04%	4.35%

SMALL CAP GROWTH STOCK
Current	0.55%	0.03%	0.01%	0.59%	0.00%	0.59%
Pro Forma	0.55%	0.04%	0.01%	0.60%	0.00%	0.60%	0.01%	1.69%

INDEX 600 STOCK
Current	0.25%	0.12%	0.05%	0.42%	0.02%	0.40%
Pro Forma	0.25%	0.24%	0.05%	0.54%	0.14%	0.40%	0.00%	0.00%

SMALL CAP VALUE
Current	0.85%	0.02%	0.20%	1.07%	0.00%	1.07%
Pro Forma	0.85%	0.04%	0.20%	1.09%	0.00%	1.09%	0.02%	1.87%

INTERNATIONAL GROWTH
Current	0.67%	0.11%	0.00%	0.78%	0.00%	0.78%
Pro Forma	0.67%	0.14%	0.00%	0.81%	0.00%	0.81%	0.03%	3.85%

RESEARCH INTERNATIONAL CORE
Current	0.88%	0.49%	0.00%	1.37%	0.22%	1.15%
Pro Forma	0.88%	0.56%	0.00%	1.44%	0.29%	1.15%	0.00%	0.00%

INTERNATIONAL EQUITY
Current	0.66%	0.06%	0.00%	0.72%	0.05%	0.67%
Pro Forma	0.66%	0.07%	0.00%	0.73%	0.05%	0.68%	0.01%	1.49%

EMERGING MARKETS EQUITY
Current	1.14%	0.45%	0.00%	1.59%	0.09%	1.50%
Pro Forma	1.14%	0.49%	0.00%	1.63%	0.13%	1.50%	0.00%	0.00%

MONEY MARKET
Current	0.30%	0.00%	0.00%	0.30%	0.00%	0.30%
Pro Forma	0.30%	0.02%	0.00%	0.32%	0.00%	0.32%	0.02%	6.67%

SHORT-TERM BOND
Current	0.34%	0.04%	0.00%	0.38%	0.00%	0.38%
Pro Forma	0.34%	0.08%	0.00%	0.42%	0.00%	0.42%	0.04%	10.53%

SELECT BOND
Current	0.30%	0.00%	0.00%	0.30%	0.00%	0.30%
Pro Forma	0.30%	0.02%	0.00%	0.32%	0.00%	0.32%	0.02%	6.67%

	Management Fees	Other Expenses (1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reimbursement	Net Annual Fund Operating Expense	Change in Net Ratio	% Increase of Additional Expenses

LONG-TERM U.S. GOVERNMENT BOND
Current	0.55%	0.04%	0.00%	0.59%	0.00%	0.59%
Pro Forma	0.55%	0.09%	0.00%	0.64%	0.00%	0.64%	0.05%	8.47%

INFLATION PROTECTION
Current	0.57%	0.04%	0.00%	0.61%	0.00%	0.61%
Pro Forma	0.57%	0.09%	0.00%	0.66%	0.01%	0.65%	0.04%	6.56%

HIGH YIELD BOND
Current	0.44%	0.02%	0.00%	0.46%	0.00%	0.46%
Pro Forma	0.44%	0.06%	0.00%	0.50%	0.00%	0.50%	0.04%	8.70%

MULTI-SECTOR BOND
Current	0.79%	0.04%	0.00%	0.83%	0.00%	0.83%
Pro Forma	0.79%	0.12%	0.00%	0.91%	0.01%	0.90%	0.07%	8.43%

COMMODITIES RETURN STRATEGY
Current	0.80%	0.10%	0.05%	0.95%	0.04%	0.91%
Pro Forma	0.80%	0.16%	0.05%	1.01%	0.06%	0.95%	0.04%	4.40%

BALANCED
Current	0.30%	0.00%	0.02%	0.32%	0.00%	0.32%
Pro Forma	0.30%	0.01%	0.02%	0.33%	0.00%	0.33%	0.01%	3.12%

ASSET ALLOCATION
Current	0.54%	0.04%	0.02%	0.60%	0.05%	0.55%
Pro Forma	0.54%	0.10%	0.02%	0.66%	0.05%	0.61%	0.06%	10.91%

(1)	The pro forma “other expenses” include an estimate of the new expenses that would be paid by the Fund as a result of the modification of the expense structure proposed in the Amended Agreement.

Examples. The following example indicates the expenses you would pay under the current and proposed expense structures, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. This example also assumes that there will be no expense reimbursements in place after the first year. The examples should not be considered a representation of future expenses of any Fund. Actual expenses may be greater or less than those shown.

	1 Year	3 Years	5 Years	10 Years
GROWTH STOCK
Current	$45	$142	$247	$556
Pro Forma	46	145	253	570

FOCUSED APPRECIATION
Current	75	247	434	974
Pro Forma	77	253	444	995

LARGE CAP CORE STOCK
Current	46	145	254	571
Pro Forma	48	150	262	588

	1 Year	3 Years	5 Years	10 Years

LARGE CAP BLEND
Current	$84	$263	$457	$1,017
Pro Forma	87	279	487	1,087

INDEX 500 STOCK
Current	21	67	117	265
Pro Forma	23	71	124	280

LARGE COMPANY VALUE
Current	80	251	436	971
Pro Forma	82	266	465	1,042

DOMESTIC EQUITY
Current	58	183	318	714
Pro Forma	60	187	326	731

EQUITY INCOME
Current	69	216	375	839
Pro Forma	71	222	386	863

MID CAP GROWTH STOCK
Current	55	171	299	671
Pro Forma	56	174	304	681

INDEX 400 STOCK
Current	29	90	158	356
Pro Forma	31	98	172	388

MID CAP VALUE
Current	94	292	508	1,128
Pro Forma	98	306	532	1,180

SMALL CAP GROWTH STOCK
Current	60	188	327	733
Pro Forma	62	193	337	754

INDEX 600 STOCK
Current	41	132	233	526
Pro Forma	41	158	286	659

SMALL CAP VALUE
Current	109	341	591	1,307
Pro Forma	111	347	601	1,329

INTERNATIONAL GROWTH
Current	80	249	433	964
Pro Forma	82	257	447	996

RESEARCH INTERNATIONAL CORE
Current	117	413	730	1,630
Pro Forma	117	427	759	1,699

INTERNATIONAL EQUITY
Current	68	225	396	892
Pro Forma	69	228	401	902

EMERGING MARKETS EQUITY
Current	153	492	856	1,878
Pro Forma	153	501	874	1,921

	1 Year	3 Years	5 Years	10 Years

MONEY MARKET
Current	$31	$97	$170	$384
Pro Forma	33	103	181	408

SHORT-TERM BOND
Current	38	121	211	475
Pro Forma	43	136	237	533

SELECT BOND
Current	31	97	170	384
Pro Forma	33	103	180	407

LONG-TERM U.S. GOVERNMENT BOND
Current	61	190	331	742
Pro Forma	65	205	357	799

INFLATION PROTECTION
Current	62	195	339	760
Pro Forma	66	211	368	824

HIGH YIELD BOND
Current	48	149	260	585
Pro Forma	51	159	278	625

MULTI-SECTOR BOND
Current	85	266	462	1,028
Pro Forma	92	289	503	1,119

COMMODITIES RETURN STRATEGY
Current	93	291	505	1,121
Pro Forma	97	303	525	1,166

BALANCED
Current	33	103	180	406
Pro Forma	34	108	188	424

ASSET ALLOCATION
Current	56	186	328	741
Pro Forma	62	206	362	816

What factors did the Board consider in approving the Amended Agreement?

The proposal to approve the Amended Agreement and present it to shareholders for their approval was carefully considered by the directors at meetings held on August 11, 2011 and November 16, 2011. At its meeting on November 16, 2011, the Series Fund’s Board of Directors unanimously approved amending the Current Advisory Agreements and the submission of the Amended Agreement to the Series Fund’s shareholders for their approval. The directors considered not only information requested by and provided to them specifically in connection with the review of the proposed Amended Agreement, but also information customarily provided to and reviewed by the directors at their meetings throughout the year. The directors consulted with independent counsel to the Independent Directors, who advised on applicable legal standards and otherwise assisted the directors in their deliberations, and considered all factors that they believed appropriate and relevant to the interests of the Funds. After consideration, the directors determined that the terms of the Amended Agreement for each Fund were fair and reasonable to the Funds and their shareholders.

Therefore, based on all of the information considered and conclusions reached, the directors, including all of the Independent Directors, in the exercise of their reasonable business judgment, unanimously approved the Amended Agreement for each Fund and approved its submission to each Fund’s shareholders for approval.

The directors’ decision to approve the Amended Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the directors. The material factors and conclusions that figured prominently in the Board’s decision to approve the Amended Agreement included those discussed below. Individual members of the Board may have weighed certain factors differently in reaching their individual decisions to approve the Amended Agreement.

Nature, Extent and Quality of Services Provided by Mason Street. In considering the nature, extent and quality of the services that Mason Street provides to the Funds, factors considered included Mason Street’s experience in serving as investment advisor for the Funds, Mason Street’s policies and investment processes, and the experience and performance of its personnel that provide investment advisory services to the Funds and that oversee the Series Fund’s eight sub-advisors. The directors also took into consideration Mason Street’s compliance oversight with respect the Funds, and the Series Fund’s risk management infrastructure. The directors understood that entering into the Amended Agreement would not impact the nature or quality of the investment advisory services being provided by Mason Street, or the persons providing those services.

The directors also considered the provision by Northwestern Mutual of various administrative services for the Funds, subject to the oversight of Mason Street, and the quality of those services. The directors understood that entering into the Amended Agreement would not impact the nature or quality of the administrative services being provided by Mason Street and Northwestern Mutual, or the persons or entities providing those services. The directors also considered the clarity, specificity and transparency that would be added by including in the Amended Agreement a detailed list of administrative services to be provided for the Funds, and the assistance the details would provide the Board in its review and oversight of the administrative services. The directors noted that the services to be expressly included in the Amended Agreement reflected the services currently being provided or procured by Mason Street, and were informed that they are among the types of administrative services typically provided by third party administrators.

The directors recognized that it could, subject to the approval of the shareholders of each Fund, obtain some flexibility by removing the administrative services and related fees from the Amended Agreement and putting them in a separate administration agreement, changes to which would not require shareholder approval. However, the directors noted that keeping the administrative services and related fees as part of the Amended Agreement assures that changes to the fees for those services cannot be made without the prior approval of the shareholders.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Amended Agreement, that it was satisfied with the nature, extent and quality of services provided by Mason Street with respect to each of the Funds.

Management Fees and Total Operating Expenses. The directors evaluated the reasonableness of the fees and expenses to be paid by the Funds under the Amended Agreement. The directors considered the existing actual and contractual fees paid by each Fund under the Current Advisory Agreements, the expense waiver agreements that were in place for certain of the Funds, and each Fund’s projected fees and expenses after giving effect to estimates of the new expenses that would be assumed by the Funds as a result of the new expense structure. The directors recognized that the management fees to be paid by the Funds would not change under the Amended Agreement, and that Mason Street would continue to provide or procure the investment management and administrative services it currently provides or procures. The directors also noted that the management fees compensated Mason Street for a broader range of services (both investment management and administrative services) than would be the case under a typical investment management contract.

As part of its evaluation, the directors received and reviewed an independent analysis of comparative expense and performance data for each Fund prepared by Lipper Inc., a Thompson Reuters company (“Lipper”). Lipper provided data comparing each Fund’s projected total expenses after giving effect to the new expenses that would be assumed by the Funds as a result of the proposed new fee structure, with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each Fund’s investment classification and objective, each as selected by Lipper. The directors considered the comparative data as a guide to help assess the reasonableness of the additional expenses to be assumed by the Funds and of each Fund’s total expense ratio after giving effect to the new proposed Fund expenses.

In further evaluating the proposed new expense structure, the directors considered the estimated limited impact on each Fund’s total expense ratios. The directors also noted the very competitive nature of the Funds’ current expense levels, with over 70% of the Funds ranking in the top quartile (meaning among the lowest 25% based on total expenses) of their respective peer groups of funds underlying variable investment products, and 21% in the second quartile, as of September 30, 2011. The Board also considered the fact that the new expenses would not significantly alter the competitive nature of the Funds’ expenses as discussed above. For the Multi Sector Bond Fund, Research International Core Fund and Emerging Markets Equity Fund, Funds that would have ranked in the third quartile after giving effect to the new expense structure, the directors considered the nature of existing and new expenses which contribute to the higher operating expenses of these Funds. The directors considered the lower expense cap that was proposed for the Multi Sector Bond Fund to further mitigate the impact of the proposed new Fund expenses, and that existing expense caps were in place with respect to the Research International Core Fund and Emerging Markets Equity Fund.

The directors also took into account that many of the additional administrative expenses to be assumed by the Funds may increase as assets and shareholders increase, such as expenses relating to the printing and mailing of prospectuses to existing shareholders. However, it noted conversely that these expenses would decrease as assets and/or the number of shareholders fall, which benefit would inure to the Funds under the new expense structure. Also considered were the types of additional expenses to be assumed by the Funds, and the administrative and operating expenses to continue to be paid by Mason Street under the Amended Agreement. The directors also took into account Mason Street’s representation that the costs of managing mutual funds have increased and are likely to continue to increase in the current market and regulatory environment, and that relieving it of the responsibility for some of these costs will permit it to continue to maintain the level and quality of services it provides while addressing in part the increasing costs of providing those services.

The directors recognized that Mason Street manages the assets of other clients in addition to the Series Fund, substantially all of whom are affiliates of Mason Street. The directors did not, however, consider the management fees charged to other Mason Street clients as relevant in assessing the fees charged under the Current Advisory Agreements and the Amended Agreement. They were informed that the advisory fees were based on different factors and considerations, including differences in the level and nature of services provided to Mason Street’s affiliated clients compared to the services provided by Mason Street to the Series Fund, and in some instances, these clients had investment objectives and policies different than the Funds.

The directors considered that while under the Amended Agreement Mason Street would no longer be responsible for the payment of certain administrative and operating expenses of the Funds, Mason Street and its affiliates would continue to have an incentive to actively manage those expenses, and management of the Series Fund would continue to oversee the expenses. The directors also considered how the Amended Agreement will assist it in its oversight of Fund expenses.

Based on these considerations, the Board concluded that each Fund’s total operating expenses, after giving effect to the new expense structure under the Amended Agreement, were competitive in relation to the nature, scope and quality of services provided and the performance of the Funds and, within the context of the Board’s overall conclusions regarding the Amended Agreement, supported a conclusion that these fees and expenses were reasonable.

Investment Performance of the Portfolios. The directors considered the investment performance of each of the Funds over various time periods, on an absolute basis and as compared to benchmarks and peers of similar mutual funds underlying insurance company separate accounts. The directors were also presented with information from Mason Street regarding the relevant market conditions and other factors resulting in the performance of each Fund. The performance was considered in light of each Fund’s investment objective and strategies as well as market conditions. The directors gave weight to their ongoing discussions with senior management at Mason Street concerning Fund performance, as well as discussions regarding performance, investment processes and investment strategies between the Board, sub-advisors and the portfolio managers of the Funds that occur at meetings from time to time. Generally speaking, while attentive to short term performance, the directors provided greater weight to longer term performance.

As part of its review of each Fund’s performance, and in order to assist in its evaluation of the impact of the assumption of additional expenses by the Funds, the directors considered the independent analysis of the performance of each Fund prepared by Lipper and presented at the Board’s meeting in November, 2011. The analysis included a comparison of each Fund’s performance after giving effect to the new expenses that would be assumed by the Funds under the Amended Agreement with the performance of each Fund’s respective peer group and universe, as selected by Lipper. Given the relatively small size of the increase in total expenses of the Funds as a result of the new expense structure in the Amended Agreement, the directors concluded that the pro forma impact on performance would have been negligible.

With respect to those Funds whose performance had underperformed their respective benchmark or peer group of funds over longer periods of time, the directors considered other factors relevant to performance that it believed were sufficient to warrant approval of the fee structure in the Amended Agreement. These factors, which varied among the Funds, included stronger longer-term relative performance, explanations by the portfolio managers regarding the reasons for the underperformance, stronger shorter-term performance reflecting, where applicable, steps taken to address the performance issues, competitive performance when compared to other benchmarks or peer groups, and actions taken or being considered by Mason Street and/or the sub-advisors that were designed to help improve investment performance.

The Board concluded that, in the totality of the circumstances and within the context of its overall determinations regarding the Amended Agreement, the performance of the Funds was within an acceptable range compared to benchmarks and/or peers to support the approval of the Amended Agreement and its new expense structure and that, in the case of underperforming funds, Mason Street and, where applicable, the sub-advisors, were monitoring the performance and taking or considering affirmative steps to improve performance of each such Fund where appropriate.

Costs and Profitability. The directors reviewed information provided by Mason Street regarding the profitability realized by Mason Street due to its relationship with the Funds. The directors considered Mason Street’s quarterly presentation to the directors regarding Mason Street’s revenues, expenses, income and profit margins allocable to its services to the Funds on an aggregate and a per Fund basis, and Mason

Street’s allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the range of peer expenses in each Fund’s respective Lipper category and the ranking of each Fund within the categories. The directors recognized the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors specific to the investment advisor and its method of allocating revenues and expenses.

The directors considered estimates of the amount of expenses to be shifted to the Funds under the Amended Agreement based on 2011 data and projections, and Mason Street’s representation that it has become increasingly more expensive to operate mutual funds. It also received and considered information from Mason Street regarding the impact of the new expense structure on Mason Street’s profitability, including estimated profit margins by Fund assuming the Amended Agreement had been in effect during 2011. The Board recognized that given the relatively small dollar amount of expenses being shifted to the Funds, the impact on Mason Street’s profitability was not expected to be material. The Board also took into account the existing fee waivers and expense cap agreements that Mason Street had entered into, as well as proposed new voluntary expense caps and the imposition of new voluntary breakpoints for certain Funds effective January 1, 2012.

The directors considered certain fall-out benefits that may be realized by Mason Street and its affiliates due to their relationship with the Funds, including “soft-dollar” arrangements and participation of fund families advised by certain sub-advisors to the Funds in affinity fund or select fund programs offered by an affiliate of Mason Street and the payment of fees by those entities to affiliates of Mason Street.

The Board concluded, within the context of its overall determinations regarding the Amended Agreement, that the profits realized by Mason Street due to its relationship with the Funds were not excessive.

Economies of Scale. The directors also considered whether each Fund’s expense structure permitted economies of scale to be shared with Fund investors. The directors noted that the Amended Agreement would not change the contractual management fees to be paid by the Funds. In addition, the directors considered the breakpoints contained in the management fee schedules for most of the Funds and the extent to which the Funds may benefit from economies of scale through those breakpoints. It also took into account Mason Street’s explanation why breakpoints for the remaining Funds had not been established, including that these Funds were ranked the lowest or close to the lowest in terms of total expenses of each Fund’s respective peer group as determined by Lipper. The Board also considered the total assets of each Fund and the current and projected expense ratios of the Funds. Also considered was Mason Street’s commitment to continue to regularly work with the Board to evaluate the need for additional breakpoints or fee waivers as each Fund’s assets grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Amended Agreement, that each Fund’s fee structure reflects appropriate economies of scale for the benefit of Fund investors.

When were the Current Advisory Agreements last submitted to the shareholders and the Board for approval?

The Agreement dated April 30, 2007 covering 18 Funds that were in existence prior to 2007 was last approved by the shareholders at a meeting held on February 20, 2007. The Agreement was submitted to shareholders for their approval of a provision expressly addressing Mason Street’s obligation to oversee the activities of its sub-advisors as part of the Series Fund’s manager of managers structure. The Agreement dated April 30, 2007, as amended May 3, 2007, covering nine Funds added in 2007, was approved by Northwestern Mutual as the sole initial shareholder of each of the nine Funds on April 27, 2007, prior to their commencement of operations. The third Agreement, dated February 24, 2011, covering the Commodities Return Strategy Fund , was approved by the Board at its meeting on February 24, 2011, and was approved by Northwestern Mutual, the initial sole shareholder, on April 28, 2011. The Board last considered and approved the renewal of these Agreements, as required by the 1940 Act, at its meeting held in February, 2012.

What vote is required?

Approval of Proposal 2 by a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as described above under “What are the quorum requirements, and what votes are necessary to approve the Proposals?” at the beginning of this Proxy Statement. Each Fund’s shareholders vote separately from each other Fund’s shareholders on this Proposal. However, the Board of Directors has determined that in order for Proposal 2 to be effective for any Fund, Proposal 2 must be approved by all of the Funds.

If approved by a Fund’s shareholders, when would the Amended Agreement be effective?

If approved by each Fund’s shareholders at the Meeting, the Amended Agreement will become effective for all Funds on April 30, 3012.

What will happen if the shareholders do not approve the Amended Agreement?

The Board of Directors has determined that in order for Proposal 2 to be effective for any Fund, Proposal 2 must be approved by all of the Funds. If the shareholders of a Fund fail to approve the Amended Agreement, all of the Funds will continue to be managed under the terms of their respective Current Advisory Agreement with Mason Street and the expense structure will not change. In that event, the Board will evaluate re-soliciting shareholders of Funds that did not approve the proposal or other available options, and take such action, if any, as it considers to be in the best interests of the Fund.

What does the Board recommend?

THE SERIES FUND BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AGREEMENT

PROPOSAL 3
APPROVAL OF MATTERS RELATING TO CHANGES
IN THE FUNDS’ COMMODITIES POLICIES

Which Funds’ shareholders will vote on this Proposal 3?

Proposal 3 applies to shareholders of all of the Funds (other than the Commodities Return Strategy Portfolio). Each such Fund’s shareholders will vote separately from each other on this Proposal.

What are shareholders being asked to approve?

Each Fund (other than the Commodities Return Strategy Portfolio) is currently subject to the following fundamental investment policy in respect of its investments in physical commodities:

Commodities. A Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

The following Note accompanies the foregoing fundamental investment restriction:

(Note: This restriction does not prohibit the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis, or other derivative instruments, or other financial instruments that are secured by physical commodities, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC, so long as such activities do not cause it to violate its operating policy prohibiting the Fund from being deemed a commodity pool.)

Shareholders are being asked to approve a modification to the language contained in the Note regarding the Funds’ investments in derivatives to eliminate the cross-reference to one of the Funds’ non-fundamental operating polices (see italics above) and to make other non-substantive edits such that the fundamental investment policy and the accompanying Note would read as follows:

Commodities. A Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

(Note: This restriction does not prohibit the Fund from engaging in transactions involving: a) derivative instruments (including, but not limited to, futures, forwards, options and swaps, as well as combinations thereof); b) securities purchased on a forward commitment or delayed delivery basis; or c) other financial instruments that are secured by physical commodities. Any of the foregoing transactions will be entered into in accordance with the 1940 Act and the rules and regulations thereunder, or SEC interpretations thereof, or pursuant to any exemptive relief that may be granted by the SEC.)

At its meeting on February 23, 2012, the Board approved the elimination of the non-fundamental operating policy relating to the Funds’ investments in derivatives that is referenced in the Note, subject to shareholder approval of the deletion of the reference to this non-fundamental policy in the Note, and the other non-substantive edits to the Note, as explained in more detail below. The changes would not alter the investment strategy of any Fund, nor would they affect the manner in which the Funds have been managed with respect to any physical commodity related investments or transactions involving derivative instruments (including futures, forwards, options and swaps, as well as combinations thereof), securities purchased on a forward commitment or delayed delivery basis, or other financial instruments that are secured by physical commodities.

Why are shareholders being asked to approve changes to the Note?

The Funds (other than the Commodities Return Strategy Portfolio ) are subject to the following non-fundamental operating policy:

Commodities. A Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a “commodity pool” as defined in the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission.

The purpose of the operating policy, and the cross reference to it in the Note, was to prohibit a Fund from engaging in derivatives transactions that would subject it to regulation by the Commodity Futures Trading Commission (“CFTC”) as a “commodity pool operator” or “CPO.” Until recently, CFTC Rule 4.5 had allowed a 1940 Act registered investment company (such as a Fund) to invest in derivative instruments to an unlimited extent without subjecting either the Fund or the person or entity with responsibility for the day-to-day management of its affairs (referred to as the “operator” of such investment company) to registration and regulation by the CFTC as a “commodity pool operator” or “CPO . ” As a result of this broad regulatory exclusion, neither any of the Funds nor Mason Street was subject to regulation by the CFTC as a CPO based on their derivatives and commodity activities for the Funds. Specifically, each Fund investing in such instruments claimed an exclusion from registration and regulation as a “commodity pool operator” under CFTC Rule 4.5, as it had been in effect.

The Board’s action in eliminating the operating policy was taken, and its proposal to change the reference in the Note associated to that operating policy is being presented, due to recent amendments to the Rule 4.5 exclusion under the Commodity Exchange Act approved by the CFTC. In February 2012, the CFTC adopted amendments to this exclusion that may limit its availability for many registered investment companies, including certain of the Funds. As adopted , to qualify for the

Rule 4.5 exclusion, with the exception of a limited portion of its assets, a Fund (1) may only use commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” and (2) may not market itself as a vehicle for investing in commodity futures, commodity options or swaps.

Series Fund management is in the process of analyzing the effect of the CFTC’s amendments to Rule 4.5 on the Funds and Mason Street, although a complete analysis of the amendments is not possible until such time as the CFTC finalizes other related rulemakings. However, one possible outcome of management’s analysis may be that the derivatives activity of certain Funds will fall outside the scope of Rule 4.5 and subject a Fund to the jurisdiction of the CFTC and subject Mason Street to registration with the CFTC as a “commodity pool operator.” (The amendments clarify that the advisor to a registered investment company, rather than the fund itself, would be the entity subject to registration as a “commodity pool operator” to the extent that a registered investment company’s use of derivatives exceeds the limits set forth in amended Rule 4.5.) Regulation of the Funds and Mason Street by the CFTC could be construed to conflict with the foregoing non-fundamental operating policy that is currently in place with respect to the Funds’ investments in commodities.

In light of the potential for regulation of the Funds and Mason Street by the CFTC due to recent changes to Rule 4.5, the potential conflict with the operating policy, and the interest of Mason Street to retain its existing authority to engage in derivatives activities it deems to be in the best interest of each Fund, Series Fund management recommended to the Board of Directors that it eliminate the non-fundamental operating policy relating to the status of each Fund under the Commodity Exchange Act. Mason Street has no present intention of altering the Funds’ investment strategies or the manner in which each Fund is permitted to invest in derivative instruments. Rather it desires to retain its existing authority and not be limited in the manner that may be necessary in order to comply with Rule 4.5 as amended.

As discussed above, the Note accompanying the Funds’ fundamental investment policy regarding the purchase and sale of commodities contains a cross-reference to the non-fundamental policy that the Board is proposing to eliminate. Non-fundamental policies such as the operating policy may be changed by the Board of Directors without the approval of the shareholders. However, shareholders are being asked to approve the proposed modification of the Note that removes the reference to the non-fundamental operating policy and makes certain non-substantive edits noted above to the extent that the cross reference to the operating policy could be construed as being part of the Funds’ fundamental investment policy regarding the purchase and sale of commodities.

What vote is required?

Approval of Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund as described above under “What are the quorum requirements, and what votes are necessary to approve the Proposals?” at the beginning of this Proxy Statement. Each Fund’s shareholders vote separately from each other Fund’s shareholders on the modification to the Note. Accordingly, if a Fund approves the modification to the Note, the modification will be implemented by that Fund without regard as to the outcome of the proposal by the shareholders of any other Fund.

If approved by shareholders, when would the change to the Note be effective?

The Board has approved the elimination of the non-fundamental operating policy, subject to shareholder approval of the change to the cross reference to the policy in the Note. If the change in the Note is approved by a Fund’s shareholders at the Meeting, the modification will become effective for that Fund on April 30, 2012.

What does the Board recommend?

THE SERIES FUND BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MODIFICATION OF THE NOTE.

PROPOSAL 4:
RECLASSIFICATION OF THE INVESTMENT OBJECTIVES OF 18 FUNDS FROM “FUNDAMENTAL” TO “NON-FUNDAMENTAL”

Which Funds’ shareholders will vote on this Proposal 4?

Proposal 4 applies to shareholders of the Funds listed in the table below.

What are shareholders being asked to approve?

A fund’s investment objective(s) may be classified as either “fundamental” or “non-fundamental” under applicable law. A fundamental investment objective may be changed only by a vote of the fund’s shareholders, while a non-fundamental investment objective may be changed by the board of directors without a shareholder vote. Currently, the investment objectives of several Funds are classified as fundamental, while the investment objectives of other Funds are classified as non-fundamental. The following Funds have fundamental investment objectives:

Fund	Fundamental Investment Objective(s)
Growth Stock	Long-term growth of capital. Current income is a secondary objective.
Focused Appreciation	Long-term growth of capital.
Large Cap Core Stock	Long-term growth of capital and income.
Index 500 Stock	To achieve investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index.
Domestic Equity	Long-term growth of capital and income.
Equity Income	Long-term growth of capital and income
Mid Cap Growth Stock	Long-term growth of capital.
Index 400 Stock	To achieve investment results that approximate the performance of the S&P MidCap 400® Stock Price Index.
Mid Cap Value	Long-term capital growth. Current income is a secondary objective.
Small Cap Growth Stock	Long-term growth of capital.
Small Cap Value	Long-term growth of capital.
International Growth	Long-term growth of capital.
International Equity	Long-term growth of capital. Any income realized will be incidental.
Money Market	To realize maximum current income to the extent consistent with liquidity and stability of capital.
Select Bond
The primary investment objective of the Fund is to provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.

High Yield Bond	To achieve high current income and capital appreciation.
Balanced	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.
Asset Allocation	To realize as high a level of total return as is consistent with reasonable investment risk.

The Board of Directors has approved, and recommends that the shareholders of each Fund approve, the reclassification of each Fund’s investment objective(s) from fundamental to non-fundamental (the “Investment Objective Reclassification”).

Why are shareholders being asked to approve the Investment Objective Reclassification?

The Investment Objective Reclassification will provide each Fund with the flexibility to respond to market changes by changing its investment objective(s) without incurring the expense and delay of seeking a shareholder vote. The Investment Objective Reclassification would also create consistency in the treatment of investment objectives as non-fundamental across all Funds.

Will the investment objective(s) of the Funds change if the Investment Objective Reclassification is approved?

There is no present intention to change the Funds’ investment objectives as a result of the approval of the Investment Objective Reclassification. Rather, if approved, the Investment Objective Reclassification would serve to change the designation of the Funds’ investment objectives from “fundamental” to “non-fundamental” as described above. Neither the Board of Directors, Mason Street nor any sub-advisors of the Funds are currently proposing to change the investment objective(s) of any Fund, and there are currently no plans to change the investment objective(s) of any Fund in the future. However, the Investment Objective Reclassification would permit a Fund to revise its investment objective(s) in the event that the Board of Directors determines that such a change would be in the best interests of the Fund in light of all facts and circumstances at the time, including market conditions or trends. Any subsequent change in a Fund’s investment objective(s) would be subject to prior approval by the Board of Directors. Shareholders would be given at least sixty (60) days’ advance written notice prior to the implementation of a material change in a Fund’s investment objective(s).

If approved by a Fund’s shareholders, when would the Investment Objective Reclassification be effective?

If approved by a Fund’s shareholders at the Meeting, the Investment Objective Reclassification will become effective for that Fund on April 30, 2012.

What vote is required?

Approval of Proposal 4 requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund as described under “What are the quorum requirements, and what votes are necessary to approve the Proposals?” at the beginning of this Proxy Statement. Each Fund’s shareholders vote separately from each other Fund’s shareholders on the Investment Objective Reclassification. Accordingly, the Investment Objective Reclassification of a Fund that receives the required affirmative vote will be implemented by that Fund without regard as to the outcome of the Investment Objective Reclassification vote by the shareholders of the other Funds.

What does the Board recommend?

THE SERIES FUND BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE INVESTMENT OBJECTIVE RECLASSIFICATION FOR EACH FUND.

PROPOSAL  5:
APPROVAL OF THE RECLASSIFICATION OF EACH OF THE FOCUSED APPRECIATION PORTFOLIO AND THE INFLATION PROTECTION PORTFOLIO FROM A “DIVERSIFIED COMPANY” TO A
“NON-DIVERSIFIED COMPANY” UNDER SECTION 5(B) OF THE INVESTMENT COMPANY ACT OF 1940

Which Funds’ shareholders will vote on this Proposal 5?

Proposal 5 applies to shareholders of the Focused Appreciation Fund and the Inflation Protection Fund.

What are the shareholders being asked to approve?

The Board of Directors has approved, on behalf of each Fund, and recommends that the shareholders of each Fund approve, a proposal to eliminate the fundamental investment restriction of each Fund regarding diversification in order to change the subclassification of each Fund from a “diversified company” to a “non-diversified company,” as such terms are defined under Section 5(b) of the 1940 Act (the “Diversification Reclassification”).

What would be the impact of the Diversification Reclassification on the Funds?

Each Fund is currently classified as a “diversified company” under Section 5(b) of the 1940 Act. A “diversified company” may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except securities of other investment companies. With respect to the remaining 25% of total assets, there is no limitation on the amount of assets that may be invested in any one issuer. By changing its subclassification to a “non-diversified company,” each Fund would no longer be subject to these restrictions.

Although approval of the Diversification Reclassification would change the applicability of the diversification requirements under the 1940 Act, each Fund will continue to be subject to the separate diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a “regulated investment company” under Subchapter M of the Code, each Fund, with respect to 50% of its total assets, may not invest more than 5% of its total assets in securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. The remaining 50% of the Fund’s total assets are not required to be “diversified” as just described. However, in no event may more than 25% of a Fund’s total assets be invested in the securities of any one issuer. These limits apply as of the end of each quarter of the Fund’s fiscal year, so a Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. Each Fund intends to continue to qualify as a “regulated investment company” under the Code.

Why are shareholders being asked to approve the Diversification Reclassification?

If the Diversification Reclassification is approved by the shareholders, each Fund’s sub-advisor will have greater flexibility in pursuing investment opportunities and will be able to focus the Fund’s investments more heavily in securities of fewer issuers. Management believes that this increased flexibility will provide more opportunities to enhance each Fund’s performance when the applicable sub-advisor believes such investments are advantageous and in the best interest of the Fund. Specifically, the Focused Appreciation Fund pursues a focused investment strategy by holding larger positions in a smaller number of issuers. While the Focused Appreciation Fund has been able to pursue this strategy as a diversified company, if the Diversification Reclassification is approved, the Focused Appreciation Fund would have greater flexibility to pursue a more focused strategy and invest the Fund’s assets in the securities of fewer issuers. Likewise, the Inflation Protection Fund currently operates as a diversified company. Its key strategy is to invest in securities that seek to protect against U.S. inflation. However, due to the application of Code provisions that govern insurance product funds, the Inflation Protection Fund may not invest more than 55% of its assets in securities issued by the same entity, including the U.S. government. Because of this restriction, the Inflation Protection Fund seeks to obtain synthetic exposure to inflation protected securities through the use of swaps and other derivative instruments. To the extent that counterparties to such transactions are required to be treated as issuers for purposes of the 1940 Act diversification rules, the approval of the Diversification Reclassification will afford the Inflation Protection Fund with the flexibility to maintain its exposure to inflation protected securities.

The increased investment flexibility, however, may make the Funds more susceptible to economic, business, political or other factors affecting the particular issuers in which they invest because larger investments may have a greater effect on a non-diversified fund’s performance. Therefore, the Funds may be more exposed to the risks of loss and volatility from individual holdings than a “diversified” fund that invests more broadly.

If approved by shareholders, when would the Diversification Reclassification be effective?

If the Diversification Reclassification of a Fund is approved by its shareholders at the Meeting, the Diversification Reclassification will become effective for that Fund on April 30, 2012. After that time, management may operate the Fund as a non-diversified company or it may not. Management will reserve the freedom to operate the Fund as non-diversified only if, when and to the extent Mason Street and the applicable sub-advisor deem it to be appropriate and in the best interest of the Fund.

However, if management does not operate the Fund as non-diversified within three years of the approval of the Diversification Reclassification, the Fund will again be considered a diversified fund per the rules under the 1940 Act and will require management to again seek approval to reserve the freedom to operate the Fund as non-diversified in the future.

What vote is required?

Approval of Proposal 5 requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund as described above under “What are the quorum requirements, and what votes are necessary to approve the Proposals?” at the beginning of this Proxy Statement. Each Fund’s shareholders vote separately from the other Fund’s shareholders on the Diversification Reclassification. Accordingly, the Diversification Reclassification of a Fund that receives the required affirmative vote will be implemented by that Fund without regard as to the outcome of the Diversification Reclassification vote by the shareholders of the other Fund.

What does the Board recommend?

THE SERIES FUND BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE DIVERSIFICATION RECLASSIFICATION.

ADDITIONAL INFORMATION

Who are the officers of the Series Fund and the executive officer and directors of Mason Street?

Appendix F contains certain information concerning the officers of the Series Fund. These officers are appointed by the Board and are not being presented for election by the shareholders. Appendix F also provides certain information about the executive officer and directors of Mason Street.

What is the security ownership of management and certain others?

Northwestern Mutual owns all of the outstanding shares of the Series Fund on behalf of its General Account and the Variable Accounts. Information about Northwestern Mutual’s ownership of each Fund is set forth in Appendix A. Information about ownership interests of the nominees and executive officers of the Series Fund is set forth in Appendix G.

Who are the sub-advisors of the Funds?

Mason Street, whose address is the same as the Series Fund and appears on the first page of the Proxy Statement, has appointed the following sub-advisors for the following Funds:

Templeton Investment Counsel, LLC, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, is the sub-advisor to the International Equity Fund.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071, is the sub-advisor for the Domestic Equity Fund and the Large Cap Blend Fund.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, is the sub-advisor for the Small Cap Value Fund and the Equity Income Fund.

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado, 80206, is the sub-advisor for the Focused Appreciation Fund and the International Growth Fund.

American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111, is the sub-advisor for the Large Company Value Fund, the Mid Cap Value Fund and the Inflation Protection Fund.

Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, serves as sub-advisor for the Emerging Markets Equity Fund and the Research International Core Fund.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, serves as the sub-advisor for the Multi-Sector Bond Fund and the Long-Term U.S. Government Bond Fund.

Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York, 10010, serves as the sub-advisor for the Commodities Return Strategy Fund.

Who are the Series Fund’s independent auditors and administrator?

Information related to the Series Fund’s independent public accounting firm can be found at Appendix H. As discussed above under Proposal 2, Mason Street has assumed responsibility for managing the Funds’ administrative affairs (or overseeing others who perform the administrative functions). Mason Street’s address is 720 East Wisconsin Ave., Milwaukee, WI 53202.

Have the Funds paid brokerage commissions to affiliated brokers?

During the fiscal year ending December 31, 2011, none of the Funds paid any brokerage commissions to broker-dealers that were affiliates of Mason Street. During the same period, the Mid Cap Value and Large Cap Value Funds paid $10,790 and $4,073, respectively, in brokerage commissions to JP Morgan, a former affiliate of

American Century Investment Management, Inc., the sub-advisor for those Funds. These payments represented 8.5% and 18.0% of the aggregate brokerage commissions paid by the Mid Cap Value and Large Cap Value Funds , respectively .

How can I obtain more information about the Funds?

The most recent Annual Reports for the Variable Accounts were recently mailed to owners of Policies. These reports include audited financial statements for the Series Fund’s fiscal year ended December 31, 2011. The most recent Semi-Annual Reports for the Variable Accounts, which contain unaudited financial statements for the six-month period ended June 30, 2011, have also been mailed to owners of the Policies. If you have not received an Annual or Semi-Annual Report for a Variable Account, or would like to receive an additional copy, free of charge, please contact your Northwestern Mutual Financial Representative, write The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave., Milwaukee, Wisconsin, 53202-4797, or call us at 1-888-455-2232 (variable annuities) or 1-866-424-2609 (variable life). The Reports are also available on the Northwestern Mutual website at www. northwesternmutual .com.

Who will pay for the Meeting and related costs?

The Series Fund will not pay the expenses in connection with the Proxy Statement or the Meeting. Mason Street and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Other information regarding the Meeting and the solicitation of votes.

Proxies and voting instructions will be solicited by the Series Fund primarily by mail. The solicitation may also include telephone, facsimile, internet or oral communication by certain officers or employees of the Series Fund, Mason Street and Northwestern Mutual, none of whom will be paid for these services. Although it is not currently contemplated, the Series Fund or Mason Street may retain an outside proxy solicitation service to assist in soliciting voting instructions by telephone. The costs of any such outside proxy solicitation service will be borne by Mason Street and/or Northwestern Mutual, and not by the Series Fund.

Shareholder communications and proposals.

Shareholders who want to communicate with the Series Fund Board or an individual director should send their written communications to the Secretary of the Series Fund at the address set forth on the cover of this Proxy Statement. The Secretary may determine not to forward to the Board or individual director any communication that does not relate to the business of a Fund.

The Series Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Series Fund at the address set forth on the cover of this Proxy Statement. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

By Order of the Board of Directors,

RANDY M. PAVLICK Secretary Northwestern Mutual Series Fund, Inc.

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APPENDIX A

OUTSTANDING SHARES AND SHARE OWNERSHIP

As of the close of business on January 31, 2012, the Record Date for the Meeting, Northwestern Mutual held title to shares of the Funds allocated among the General Account and the Variable Accounts described below. Because all of the shares of each Fund are held by Northwestern Mutual, the totals below represent the total outstanding shares as of January 31, 2012 and the total number of shares eligible to be voted at the Meeting.

	Index 500 Stock Portfolio	Select Bond Portfolio	Money Market Portfolio
NML Variable Annuity Account A	17,209,897	48,349,242	18,400,988
NML Variable Annuity Account B	313,047,058	894,739,419	292,384,593
NML Variable Annuity Account C	1,782,307	3,085,314	2,528,308
NM Variable Life Account	280,383,017	191,983,432	164,028,574
NM Variable Life Account II	2,827,511	4,278,264	4,456,454
General Account	—	—	—
Total	615,249,790	1,142,435,671	481,798,917

	Balanced Portfolio	Large Cap Core Stock Portfolio	Growth Stock Portfolio
NML Variable Annuity Account A	76,900,985	6,299,737	5,578,361
NML Variable Annuity Account B	1,249,876,130	150,266,418	108,837,116
NML Variable Annuity Account C	9,092,073	1,128,619	618,823
NM Variable Life Account	230,032,610	150,216,779	128,540,394
NM Variable Life Account II	812,196	1,228,305	1,326,763
General Account	—	—	—
Total	1,566,713,994	309,139,858	244,901,457

	Mid Cap Growth Stock Portfolio	High Yield Bond Portfolio	International Equity Portfolio
NML Variable Annuity Account A	9,072,270	23,171,754	25,735,161
NML Variable Annuity Account B	143,352,013	374,275,142	480,963,440
NML Variable Annuity Account C	1,266,081	1,191,223	2,422,491
NM Variable Life Account	122,525,586	135,540,338	288,552,115
NM Variable Life Account II	442,352	3,384,185	4,553,822
General Account	—	—	—
Total	276,658,302	537,562,642	802,227,029

	Small Cap Growth Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
NML Variable Annuity Account A	5,822,948	6,089,620	11,143,589
NML Variable Annuity Account B	105,055,619	130,077,253	170,886,003
NML Variable Annuity Account C	383,804	529,248	485,248
NM Variable Life Account	106,437,802	81,692,777	72,684,425
NM Variable Life Account II	1,171,137	1,689,513	1,966,452
General Account	—	—	—
Total	218,871,310	220,078,411	257,165,717

	Index 400 Stock Portfolio	Domestic Equity Portfolio	Asset Allocation Portfolio
NML Variable Annuity Account A	8,572,881	16,099,201	4,793,521
NML Variable Annuity Account B	168,805,506	269,666,539	178,558,196
NML Variable Annuity Account C	550,217	889,855	1,594,074
NM Variable Life Account	145,543,005	149,304,765	36,903,876
NM Variable Life Account II	2,098,416	2,894,692	340,015
General Account	—	—	—
Total	325,570,025	438,855,052	222,189,682

	Mid Cap Value Portfolio	Focused Appreciation Portfolio	Equity Income Portfolio
NML Variable Annuity Account A	4,089,274	6,100,023	14,437,925
NML Variable Annuity Account B	72,440,798	117,891,579	182,944,411
NML Variable Annuity Account C	459,960	571,647	943,539
NM Variable Life Account	32,826,919	48,654,330	65,979,031
NM Variable Life Account II	1,122,003	1,727,241	2,005,497
General Account	—	—	—
Total	110,938,954	174,994,820	266,310,403

	Large Cap Blend Portfolio	Large Company Value Portfolio	Index 600 Stock Portfolio
NML Variable Annuity Account A	1,014,115	4,231,557	2,301,644
NML Variable Annuity Account B	59,320,945	61,809,869	34,137,700
NML Variable Annuity Account C	238,237	258,522	98,975
NM Variable Life Account	4,525,056	4,017,631	2,233,650
NM Variable Life Account II	284,809	21,425	44,267
General Account	26,245,919	27,322,149	22,519,327
Total	91,629,081	97,661,153	61,335,563

	Research International Core Portfolio	Emerging Markets Equity Portfolio	Short-Term Bond Portfolio
NML Variable Annuity Account A	7,836,333	16,998,061	12,962,966
NML Variable Annuity Account B	81,438,468	141,202,041	88,168,153
NML Variable Annuity Account C	398,303	716,383	910,135
NM Variable Life Account	5,705,905	10,658,542	3,980,662
NM Variable Life Account II	292,541	409,812	304,591
General Account	38,273,807	—	58,114,256
Total	133,945,357	169,984,839	164,440,763

	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	Multi-Sector Bond Portfolio
NML Variable Annuity Account A	6,097,583	14,014,185	23,214,946
NML Variable Annuity Account B	79,134,145	136,252,430	209,309,825
NML Variable Annuity Account C	303,326	540,763	952,484
NM Variable Life Account	6,195,483	4,531,393	5,319,820
NM Variable Life Account II	148,502	482,549	268,151
General Account	15,787,733	—	—
Total	107,666,772	155,821,320	239,065,226

Commodities Return Strategy Portfolio
NML Variable Annuity Account A	11,403,352
NML Variable Annuity Account B	49,481,305
NML Variable Annuity Account C	200,637
NM Variable Life Account	7,272,799
NM Variable Life Account II	369,148
General Account	50,002,611
Total	118,729,852

APPENDIX B

NOMINATING COMMITTEE CHARTER

A. Committee Membership

The Nominating Committee (“Committee”) of the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Fund”) shall be composed solely of directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Directors”).

B. Objectives of the Committee

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund’s Bylaws or resolutions of the Board, (iii) nominate, or recommend for nomination by the Board, candidates for election as Directors, and (iv) set any necessary standards or qualifications for service on the Board.1

C. Board Nominations and Functions

1.	In the event of any vacancies on the Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2.	The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to prospective nominees for Independent Director, their independence from the Fund’s investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director, e.g., business, financial or family relationships with an investment adviser or other service provider to the Fund, or with any company that controls the Fund adviser or other service provider.

[1]	The members of the Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Board because of their work for the Committee.

B-1

3.	In assessing the qualifications of a potential candidate for membership on the Board, the Committee may consider the candidate’s potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Fund to violate (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

4.	While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider and evaluate nominations properly submitted by shareholders of the Fund.

5.	The Committee shall periodically evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

D. Other Powers and Responsibilities

The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as appropriate to carry out the Committee’s responsibilities.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from the Fund’s assets, third party consultants to assist with identification and evaluation of potential Independent Directors.

The Committee shall periodically assess this Charter and recommend to the Board any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

B-2

APPENDIX C

FORM OF AMENDED AND RESTATED ADVISORY AGREEMENT

THIS AGREEMENT, entered into this    day of April, 2012, between Northwestern Mutual Series Fund, Inc., a Maryland corporation (“NMSF”), and Mason Street Advisors, LLC, a Delaware limited liability company (“Mason Street”).

WHEREAS, NMSF is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to issue different series, each of which is represented by a separate class of capital stock, (each, a “Portfolio” and collectively, the “Portfolios”);

WHEREAS, NMSF is authorized to offer and sell the shares of the Portfolios set forth on Schedule A hereto, as such Schedule may be amended from time to time;

WHEREAS, NMSF and Mason Street entered into three separate Investment Advisory Agreements collectively covering all of the Portfolios, two dated April 30, 2007 and one dated February 24, 2011 (the “Agreements”), pursuant to which Mason Street provided or procured investment advisory and certain administrative services to each of the Portfolios; and

WHEREAS, the parties hereto now desire to amend and restate the terms of each of the Agreements the result of which is, among other things, the combination of their terms and conditions into this single Amended and Restated Advisory Agreement.

NOW, THEREFORE, it is mutually agreed as follows:

I. APPOINTMENT

NMSF hereby appoints Mason Street, subject to the supervision and oversight of the Board of Directors of NMSF and the terms of this Agreement, to provide the advisory and administrative services described herein to each of the Portfolios of NMSF specified in Exhibit A to this Agreement, as such Exhibit shall be amended from time to time. Mason Street accepts such appointment and agrees to perform or procure such services for the compensation herein provided.

II. ADVISORY SERVICES

Subject to the supervision and oversight of the Board of Directors of NMSF, Mason Street shall manage (i) the investment operations for each of the Portfolio’s assets (the “Assets”), and (ii) the composition of the Assets of each Portfolio, including the purchase, retention and sale thereof, in accordance with the investment objectives, policies and restrictions of each Portfolio as stated in NMSF’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following:

(1)  Mason Street shall provide supervision of each Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolios and what portion of a Portfolio’s Assets will be invested or held uninvested in cash.

(2)  In the performance of its duties and obligations under this Agreement, Mason Street (a) shall act in conformity with (i) each Portfolio’s Prospectus; (ii) the Portfolio’s policies and procedures, and (iii) the instructions and directions of the Board of Directors, and (b) will conform to and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, the Commodity Exchange Act, as amended (the “CEA”) and all other applicable federal and state laws and regulations, as each is amended from time to time.

(3)  Mason Street shall determine the securities to be purchased or sold with respect to each Portfolio and will place orders with or through brokers, dealers or others to carry out the policy with respect to brokerage set forth in the Portfolio’s Prospectus or as the Board of Directors may direct from time to time, in conformity with federal securities laws. In providing the Portfolio with investment supervision or the placing of orders for portfolio transactions, Mason Street will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, Mason Street may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of Mason Street may be a party. It is understood that it is desirable for the Portfolios that Mason Street has access to brokerage and research products and services, including (i) supplemental investment and market research and reports, and (ii) security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to a Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, Mason Street or any sub-advisor is authorized to place orders for the purchase and sale of securities on behalf of a Portfolio with such brokers, subject to review by the NMSF Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to Mason Street or any sub-advisor in connection with their services to other clients.

(4)  On occasions when Mason Street deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of Mason Street, Mason Street, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Mason Street in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

(5)  Mason Street shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Portfolio or NMSF in any way or otherwise be deemed an agent of the Portfolio or NMSF. In connection with purchases or sales of portfolio securities for the account of each Portfolio, neither Mason Street nor any of its directors, officers or employees will act as a principal or receive any commission as agent.

(6)  The services of Mason Street to the Portfolios and NMSF hereunder are not to be deemed exclusive, and it is understood that Mason Street shall be free to render investment advisory, management and similar services to others (including other investment companies) and engage in other activities, so long as its services hereunder are not impaired thereby.

(7)  Notwithstanding any other provision of this Agreement, NMSF hereby authorizes Mason Street to employ one or more investment sub-advisors for the purpose of providing investment management services for any or each of the Portfolios pursuant to this Agreement, and delegate any of the duties enumerated in this Section II, provided, however, that (1) the compensation to be paid to such investment sub-advisors shall be the sole responsibility of Mason Street, (2) the duties and responsibilities of the investment sub-advisors shall be as set forth in sub-advisory agreements including Mason Street and the investment sub-advisor as parties, (3) such sub-advisory agreements shall be adopted and approved in conformity with the applicable laws, regulations and any exemptive orders issued or applicable to NMSF, and (4) such sub-advisory agreements may be terminated at any time by Mason Street, the Board of Directors of NMSF, or by a majority vote of the relevant Portfolio’s outstanding voting securities on not more than 60 days’ written notice to the sub-advisor.

(8)  For each Portfolio where Mason Street elects to employ a sub-advisor or sub-advisors for the purpose of providing investment management services to the Portfolio, Mason Street shall (1) evaluate potential sub-advisors and present to the Board of Directors its recommendation regarding a sub-advisor or sub-advisors Mason Street believes is or are well-suited to manage the Portfolio’s assets, (2) determine the portion of the Portfolio’s assets to be managed by each sub-advisor when it deems appropriate, (3) supervise and oversee the activities of the sub-advisors, including monitoring and evaluating the investment performance of the sub-advisor or sub-advisors, and (4) recommend the termination or replacement of a sub-advisor or sub-advisors when deemed appropriate by Mason Street.

III. ADMINISTRATIVE DUTIES

Subject to the general supervision and oversight of the Board of Directors of NMSF, Mason Street shall be responsible for providing or procuring the administrative services described in Exhibit B. Notwithstanding any other provision of this Agreement, NMSF hereby authorizes Mason Street to employ one or more sub-administrators for the purpose of providing any or all of the administrative services for any or all of the Portfolios pursuant to this Agreement, and delegate any of the administrative duties contemplated by this Section III, provided, however, that (i) any compensation to be paid to such sub-administrator(s) shall be the sole responsibility of Mason Street, (2) Mason Street shall remain responsible for providing the administrative services, and (3) such sub-administration arrangements shall be in conformity with the applicable laws, regulations and any exemptive orders issued or applicable to NMSF.

The services of Mason Street to the Portfolios and NMSF hereunder are not to be deemed exclusive, and it is understood that Mason Street shall be free to render administrative, management and similar services to others (including other investment companies) and engage in other activities, so long as its services hereunder are not impaired thereby.

Mason Street shall furnish to each Portfolio office space in the offices of Mason Street or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments of the Portfolios, and shall arrange, if desired by NMSF, for members of Mason Street’s organization to serve without salaries from NMSF as officers or agents of NMSF, except as otherwise provided herein.

IV. EXPENSES

A.	Expenses Borne by Mason Street.

Mason Street will bear the following expenses under this Agreement:

(1)  Expenses incurred by Mason Street in connection with managing the investment advisory operations of the Portfolios under this Agreement, including the costs of its office space, facilities and equipment, other than those assumed by NMSF, a Portfolio, or other third party.

(2)  All reasonable compensation, fees and related expenses of all personnel of Mason Street and NMSF, except (i) the compensation, fees and expenses of NMSF directors who are not interested persons of NMSF or Mason Street, and (ii) the compensation, benefits and expenses of the Chief Compliance Officer of NMSF and his or her NMSF compliance staff (or a portion thereof relating to their duties and functions for NMSF if he, she or they serve multiple roles).

(3)  Fees of any sub-advisors engaged by Mason Street pursuant to the authority granted in Section II hereof.

(4)  Any expenses which it may expressly undertake to incur and pay under other agreements with NMSF.

B.	Expenses Borne by NMSF/Portfolios.

NMSF and the Portfolios assume and shall pay all expenses associated with or incidental to NMSF’s organization, operations and business not specifically assumed or agreed to be paid by Mason Street pursuant to subparagraph (A) above, including, but not limited to, the following:

1.  The fees of Mason Street (or any successor adviser) and expenses otherwise incurred by or on behalf of a Portfolio in connection with the management of the investment and reinvestment of the Assets of the Portfolios.

2.  Compensation, fees and expenses of directors who are not interested persons (as defined in the 1940 Act) of Mason Street.

3.  Compensation, benefits and expenses of the Chief Compliance Officer of NMSF and his or her NMSF compliance staff (or the portion thereof relating to their duties and functions for NMSF if he, she or they serve multiple roles).

4.  Brokerage commissions and other costs in connection with transactions in the Assets of the Portfolios, including the costs of complying with Federal, state and foreign laws, rules and regulations.

5.  The charges and expenses of NMSF’s independent auditors, including consulting services relating to NMSF.

6.  All taxes, including issuance and transfer taxes, and corporate fees payable by NMSF to Federal, state or other governmental agencies, and all charges and expenses relating to tax matters affecting any of the Portfolios, including the preparation and filing of tax and other required domestic and foreign regulatory filings, and professional fees associated therewith and with audits and other related matters.

7.  The fees, charges and expenses of the Portfolios’ custodians as well as any registrar, stock transfer or dividend disbursing agent, or depository.

8.  Expenses associated with the pricing of the shares of the Portfolios, including the costs of any pricing service or services which may be retained pursuant to the authorization of the directors of NMSF, securities data and other related charges.

9.  Fees, charges and expenses of any third party fund accountant for the International Portfolios.

10.  Registration, filing and other fees and expenses in connection with the requirements of regulatory authorities, exchanges or organizations with jurisdiction over NMSF (e.g. PCAOB and FASB), including all fees and expenses involved in registering and maintaining the registration of NMSF and its shares with the Securities and Exchange Commission (“SEC”), Commodities Futures Trading Commission, and other states and foreign jurisdictions, and periodic regulatory reports.

11.  All expenses of preparing, edgarization, setting in type, filing, printing and mailing all registration statements and amendments thereto, prospectuses, statements of additional information, supplements and information statements to existing shareholders (including holders of variable contracts funded by NMSF shares), as well as proxy statements, other proxy soliciting materials, shareholder reports and other communications to existing shareholders (including holders of variable contracts funded by NMSF shares).

12.  All expenses of shareholders’ and Directors’ meetings, and committee meetings, including expenses associated with the preparation of reports and related materials for the meetings.

13.  The charges and expenses of counsel to the directors of NMSF who are not interested persons (as defined in the 1940) and staff or other persons retained by such directors.

14.  The cost of fidelity, directors and officers and errors and omissions insurance for the Directors and officers of NMSF.

15.  Dividend and interest related charges and expenses.

16.  The cost of share certificates, if any, representing Portfolio shares.

17.  Such non-recurring or extra ordinary expenses as they may arise, including those relating to actions, suits or proceedings to which NMSF is, or is threatened to be, a party and the legal obligation which NMSF may have to indemnify the NMSF directors, officers, agents or shareholders, with respect thereto.

V. COMPENSATION

For the services provided pursuant to this Agreement, NMSF will pay to Mason Street as compensation therefore a fee at the annual rate of the percentage of the current value of the net assets of each Portfolio as set forth on Exhibit A. Such compensation shall be payable monthly. Such compensation shall be calculated on the basis of the aggregate of the averages of all the valuations of the net assets of the Portfolio made as of the close of business on each valuation day during the period for which such compensation is paid. Such compensation shall be charged to each Portfolio on each valuation day. The amount of the compensation will be deducted on each valuation day from the value of the Portfolio prior to determining the Portfolio’s net asset value for the day and shall be transmitted or credited to Mason Street.

Mason Street may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Portfolio for all or a portion of its expenses not otherwise required to be paid or reimbursed by Mason Street. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by Mason Street at any time.

VI. LIMITATION OF LIABILITY

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of Mason Street or its corporate affiliates, Mason Street and its corporate affiliates shall not be subject to liability to NMSF for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security. No provision of this Agreement shall be construed to protect Mason Street and its corporate affiliates from liability in violation of section 17(i) of the 1940 Act.

VII. DURATION AND TERMINATION

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved in conformance with the 1940 Act. Unless earlier terminated as provided herein, this Agreement shall continue in effect for a period of one year from its effective date. Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof, so long as its continuance is specifically approved at least annually, in conformance with the 1940 Act.

This Agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of NMSF or by vote of the majority of the voting securities of any Portfolio, on sixty days’ written notice to Mason Street. This Agreement may also be terminated by Mason Street on ninety days’ written notice to NMSF. This Agreement shall immediately terminate in the event of its assignment. As used in this Section VII, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such Exemptive Orders or other exceptions as may be granted by the SEC under the 1940 Act. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

VIII. MISCELLANEOUS

1.  The Portfolios shall cooperate with Mason Street in the registration or qualification of its shares with the SEC. Each Portfolio shall use its best efforts to maintain such registration and qualifications.

2.  NMSF shall cause the books and accounts of each Portfolio to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to NMSF.

3.  Subject to the Articles of Incorporation of NMSF and of Mason Street respectively, it is understood that directors, officers, employees, agents and stockholders of NMSF are or may be interested in Mason Street (or any successor thereof) as directors, officers, employees, agents, or stockholders, or otherwise, that directors, officers, agents and stockholders of Mason Street are or may be interested in NMSF as directors officers, employees, agents or stockholders or otherwise, and that Mason Street (or any successor) is or may be interested in NMSF as a stockholder or otherwise.

4.  This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of NMSF shall have been approved, with respect to any Portfolio, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), if such vote is required by the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Attest:	NORTHWESTERN MUTUAL SERIES FUND, INC.

By
Lesli H. McLinden, Assistant Secretary		Kate M. Fleming Vice President — Operations

Attest:	MASON STREET ADVISORS, LLC

By
Randy M. Pavlick, Assistant Secretary		Jefferson V. DeAngelis, President

EXHIBIT A
FEE SCHEDULE

Each Portfolio shall pay to Mason Street compensation at the annual rate of the percentage of the current value of the net assets of the Portfolio as set forth below:

Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Select Bond, Money Market and Balanced Portfolios	0.30%
Small Cap Value Portfolio	0.85%
Mid Cap Value Portfolio	0.85%
Commodities Return Strategy Portfolio	0.80%

Portfolio	First $50 Million	Next $50 Million	Excess over $100 Million
Large Cap Core Stock	0.60%	0.50%	0.40%
Growth Stock	0.60%	0.50%	0.40%
Small Cap Growth Stock	0.80%	0.65%	0.50%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
High Yield Bond	0.60%	0.50%	0.40%
International Equity	0.85%	0.65%	0.65%

Portfolio	First $100 Million	Next $150 Million	Excess over $250 Million
Large Company Value	0.72%	0.67%	0.62%
Inflation Protection	0.58%	0.55%	0.49%
Short-Term Bond	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond	0.555%	0.515%	0.495%
Multi-Sector Bond	0.79%	0.78%	0.77%
Domestic Equity	0.65%	0.55%	0.50%
International Growth	0.75%	0.65%	0.55%
Asset Allocation	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess over $500 Million
Focused Appreciation	0.80%	0.75%	0.70%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend	0.77%	0.70%	0.62%	0.56%
Research International Core	0.88%	0.82%	0.75%	0.68%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock	0.25%	0.20%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over 1.0 Billion
Emerging Markets Equity	1.14%	1.08%	0.96%	0.78%

Portfolio	First $500 Million	Excess over $500 Million
Equity Income	0.65%	0.60%

EXHIBIT B
ADMININSTRATIVE SERVICES SCHEDULE

Except as otherwise indicated, Mason Street shall perform the following administration and fund accounting services with respect to each Portfolio:

•	Prepare and maintain the books, accounts and other documents specified in Rule 31a-1 under the 1940 Act relating to the performance of services for each Portfolio in accordance with the requirements of Rule 31a-1 and Rule 31a-2 under the 1940 Act and, to the extent required by Rule 31a-3 under the 1940 Act, Mason Street agrees that all records which it maintains for the Portfolios pursuant to its duties hereunder are the property of NMSF and further agrees to surrender promptly to NMSF any such records upon its request.

•	Determine each Portfolio’s net asset value in accordance with the provisions of the Prospectus, as well as in accordance with the valuation policies established by the NMSF Board, except for those International Portfolios for which a third party fund accountant is appointed.

•	Maintain all general ledger accounts and related subledgers;

•	Compile data for and prepare with respect to the Portfolios notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and semi-annual reports on Form N-SAR;

•	Prepare the financial statements for the NMSF Annual and Semi-Annual Reports required pursuant to Section 30(d) under the 1940 Act, subject to the review and approval of NMSF and, where applicable, its independent auditors; compile data for and prepare Form N-CSR;

•	Compile data for and prepare the NMSF Form N-Q;

•	Utilizing information provided by NMSF and its agents and service providers, prepare and maintain the NMSF registration statement on Form N-1A with the SEC, including updates thereto;

•	From time to time as Mason Street deems appropriate, or as is required by applicable law, check each Portfolio’s compliance with the policies and limitations of each Portfolio relating to its investments as set forth in the Prospectus and applicable rules and regulations, including the 1940 Act, and monitor each Portfolio’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

•	Assist in the acquisition of the NMSF fidelity bond required by the 1940 Act, monitor the amount of the bond and make the necessary SEC filings related thereto;

•	Maintain and retain all NMSF charter documents and file all documents required to maintain the Series Fund’s status as a Maryland corporation;

•	Maintain all necessary or appropriate tax records for each Portfolio and provide tax advice to the Portfolios, except in connection with audits of the tax returns or related tax matters;

•	Prepare for review and approval by NMSF’s independent auditors, and file, the NMSF’s Federal, state and local income tax returns;

•	Calculate historical performance returns for each Portfolio (including yield and total return);

•	Calculate and arrange for the payment of shareholder dividends and capital gains distributions;

•	Assist with the preparation of reports to and related materials for the NMSF Board of Directors meetings; attend Board meetings and prepare minutes of meetings; maintain corporate records;

•	Establish expense budgets and accruals for each Portfolio and cause all appropriate expenses to be paid from NMSF assets on proper authorization from the Series Fund;

•	Maintain adequate controls over financial reporting designed to provide complete and accurate financial information and disclosures that are certified by officers of the Series Fund; provide sub-certifications, as requested by the officers of NMSF, relating to the adequacy of such controls and the completeness and accuracy of information included in Form N-CSR, Form N-Q, or any other form that may require certification;

•	On behalf of NMSF, supervise relations with, and monitor the performance of, custodians, depositories, pricing agents, independent public accountants and insurers;

•	Provide anti-money laundering compliance systems aimed at ensuring compliance with rules and regulations applicable to NMSF; and

•	Provide other administration and accounting services for NMSF and the Portfolios to the extent agreed to by Mason Street and NMSF.

APPENDIX D

MANAGEMENT FEES

The following table shows the aggregate amount of management fees paid by each Fund to Mason Street under the Current Advisory Agreements for the fiscal year ended December 31, 2011, after giving effect to any amount waived pursuant to a management fee waiver agreement with Mason Street.

Fund	Management Fee	Fund	Management Fee
Growth Stock	$2,327,042	International Growth	$1,967,416
Focused Appreciation	$2,223,387	Research International Core	$499,217
Large Cap Core Stock	$1,731,261	International Equity	$8,121,964
Large Cap Blend	$518,956	Emerging Markets Equity	$1,449,859
Index 500 Stock	$3,226,993	Money Market	$376,131
Large Company Value	$473,420	Short-Term Bond	$507,186
Domestic Equity	$2,225,215	Select Bond	$4,272,581
Equity Income	$1,823,268	Long-Term U.S. Government Bond	$634,954
Mid Cap Growth Stock	$4,708,256	Inflation Protection	$820,678
Index 400 Stock	$1,174,046	High Yield Bond	$1,599,754
Mid Cap Value	$1,010,781	Multi-Sector Bond	$1,556,143
Small Cap Growth Stock	$2,285,559	Commodities Return Strategy	$401,719
Index 600 Stock	$115,774	Balanced	$6,780,792
Small Cap Value	$3,149,745	Asset Allocation	$1,191,339

D-1

APPENDIX E
ALLOCATION OF EXPENSES

Under the Current Advisory Agreements, Mason Street is responsible for all expenses in connection with the administration of the affairs of the Funds, except for those expenses assumed by the Funds that are specifically enumerated in the Current Advisory Agreements. The following table compares the expenses that the Funds have specifically assumed responsibility for and pay under the Current Advisory Agreements, and an illustrative list of the expenses that would be assumed by the Funds under the Amended Agreement. The Balanced, Select Bond and Money Market Funds have assumed substantially fewer expenses under the Current Advisory Agreements than the other Funds, and those expenses are described separately below.

Pursuant to the Current Advisory Agreements, the Balanced, Select Bond and Money Market Funds have assumed responsibility only for the following administrative expenses:

• Broker’s commissions and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which the Fund is a party.	• All taxes payable by the Funds to federal, state or other governmental agencies.
• All interest charges and expenses.	• Any extraordinary or non-recurring expenses incurred in connection with the operation of the Funds.

Under the Current Advisory Agreements, all other Funds have specifically assumed responsibility only for the following expenses under the heading “Current Agreements” below. All Funds, including the Balanced, Select Bond and Money Market Portfolios, would assume responsibility for the following expenses under the heading “Amended Agreement” below:

CURRENT AGREEMENTS	AMENDED AGREEMENT
• Investment Advisory Fees (but not sub-advisory fees).	• Investment Advisory Fees (but not sub-advisory fees).
•  Charges and expenses of any custodian or depository appointed for the safekeeping of its cash, securities and other property; charges and expenses of transfer agents and registrars appointed by the Funds.
• The fees, charges and expenses of the Funds’ custodians as well as any registrar, stock transfer or dividend disbursing agent, or depository.
• Fees, charges and expenses of any third party fund accountant for the International Funds.

CURRENT AGREEMENTS	AMENDED AGREEMENT
• Charges and expenses of the Funds’ independent auditors.	• The charges and expenses of the Series Fund’s independent auditors, including consulting services relating to the Series Fund.
• The costs of stock certificates representing shares of the Fund.	• The cost of share certificates, if any, representing Fund shares.
• All expenses of shareholders’ and directors’ meetings.	• All expenses of shareholders’ and directors’ meetings, and committee meetings, including expenses associated with the preparation of reports and related materials for the meetings.
• Charges and expenses of legal counsel in connection with the Fund’s corporate existence, corporate and financial structure and relations with its shareholders.	• The charges and expenses of counsel to the directors of the Series Fund who are not interested persons (as defined in the 1940 Act) and staff or other persons retained by such directors.
• All dividend and interest related expenses (“new funds” only*).	• Dividend and interest related charges and expenses.
• Broker’s commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party.	• Brokerage commissions and other costs in connection with transactions in the assets of the Funds, including the costs of complying with Federal, state and foreign laws, rules and regulations.
• All taxes payable by the Fund to federal, state or other governmental agencies, including foreign taxes.	• All taxes, including issuance and transfer taxes, and corporate fees payable by NMSF to Federal, state or other governmental agencies.
• All charges and expenses relating to the preparation and filing of tax and other required regulatory filings in foreign jurisdictions (“new funds” only*).
•  All charges and expenses relating to tax matters affecting any of the Funds, including the preparation and filing of tax and other required domestic and foreign regulatory filings, and professional fees associated therewith and audits and other related matters.

CURRENT AGREEMENTS	AMENDED AGREEMENT
• Fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the SEC (including the preparation and printing of prospectuses for filing with the SEC).
•  Registration, filing and other fees and expenses in connection with the requirements of regulatory authorities, exchanges or organizations with jurisdiction over the Series Fund ( e.g. PCAOB and FASB), including all fees and expenses involved in registering and maintaining the registration of the Series Fund and its shares with the Securities and Exchange Commission, Commodities Futures Trading Commission, and other states and foreign jurisdictions, and periodic regulatory reports.

• All expenses of preparing and printing reports to shareholders.
•  All expenses of preparing, edgarization, setting in type, filing, printing and mailing all registration statements and amendments thereto, prospectuses, statements of additional information, supplements and information statements to existing shareholders (including holders of variable contracts funded by Series Fund shares), as well as proxy statements, other proxy soliciting materials, shareholder reports and other communications to existing shareholders (including holders of variable contracts funded by Series Fund shares).

• Compensation, fees and expenses of directors who are not interested persons (as defined in the 1940 Act) of Mason Street, and staff and other persons retained by such directors.

CURRENT AGREEMENTS	AMENDED AGREEMENT

•  Compensation, benefits and expenses of the Chief Compliance Officer of the Series Fund and his or her Series Fund compliance staff (or the portion thereof relating to their duties and functions for the Series Fund if he, she or they serve multiple roles).

•  Expenses associated with the pricing of the shares of the Funds, including the costs of any pricing service or services which may be retained pursuant to the authorization of the directors of the Series Fund, securities data and other related charges.

• The cost of fidelity, directors and officers and errors and omissions insurance for the Directors and officers of the Series Fund.

•  Such non-recurring or extra ordinary expenses as they may arise, including those relating to actions, suits or proceedings to which a Fund is, or is threatened to be, a party and the legal obligation which the Fund may have to indemnify the Series Fund directors, officers, agents or shareholders, with respect thereto.

*  “New Funds” means the Index 600, Large Company Value, Inflation Protection, Short-Term Bond, Long-Term U.S. Government Bond, Multi- Sector Bond, Large Cap Blend, Research International Core, Emerging Markets Equity, and Commodities Return Strategy Funds.

APPENDIX F
OFFICERS OF NORTHWESTERN MUTUAL SERIES FUND, INC.
EXECUTIVE OFFICER AND DIRECTORS OF MASON STREET ADVISORS, LLC

Officers of Northwestern Mutual Series Fund, Inc. The following table presents information regarding the current officers of the Series Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Each of the officers is an employee of Mason Street with the exception of Ms. Courtney and Messrs. Givler and Pavlick, who are employees of Northwestern Mutual. Each officer’s business address is 720 East Wisconsin Ave., Milwaukee, Wisconsin, 53202-4797. The information is as of December 31, 2011, except as otherwise noted.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
R. David Ells (1968)	President	2010	Managing Director of Mason Street since 2010. Prior thereto, Director of Mason Street.
Walter M. Givler (1957)	Vice President, Chief Financial Officer and Treasurer	2003	Vice President — Accounting Policy of Northwestern Mutual since 2007. Prior thereto, Vice President of Investment Accounting.
Kate M. Fleming (1962)	Vice President — Operations	2004	Vice President — Operations since 2004 and Treasurer since 2008 of Mason Street.
William R. Walker (1956)	Vice President — Investments	1996	Managing Director of Mason Street.
David R. Keuler (1961)	Vice President — Investments	2002	Managing Director of Mason Street.
Michael P. Johnson (1961)	Vice President — Investments	2003	Director of Mason Street.
Jill M. Grueninger (1964)	Vice President — Investments	2006	Managing Director of Mason Street.
Curtis J. Ludwick (1969)	Vice President — Investments	2006	Director of Mason Street.
Andrew T. Wassweiler (1968)	Vice President — Investments	2006	Director of Mason Street.
Mary R. Linehan (1966)	Vice President — Investments	2007	Managing Director of Mason Street since 2010. Director of Mason Street from 2007 to 2010; Fund Manager, Marshall and Ilsley Corp., from 2003-2007.

F-1

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Paul A. Rokosz (1965)	Vice President — Investments	2008	Managing Director of Mason Street since 2010; Director of Mason Street from 2008 to 2010; prior thereto, Partner and Portfolio Manager in a joint venture with Roxbury Capital Management.
Brian Yeazel (1963)	Vice-President — Investments	2010	Managing Director of Mason Street since 2010; Director of Mason Street prior thereto.
Steve Lyons (1964)	Vice President — Investments	2010	Director of Mason Street.
Steve A. Warren (1966)	Vice President — Investments	2010	Associate of Mason Street.
Jason Steigman (1962)	Vice President — Investments	2011	Managing Director of Mason Street since 2007; Director of Mason Street prior thereto.
Michael W. Zielinski (1974)	Chief Compliance Officer	2006	Chief Compliance Officer of Mason Street.
Randy M. Pavlick (1959)	Secretary	2006	Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street.
Barbara E. Courtney (1957)	Controller and Chief Accounting Officer	1996	Director of Mutual Fund Accounting of Northwestern Mutual.

Executive Officer and Directors of Mason Street Advisors, LLC. Set forth below is a listing of the names of the directors and the principal executive officer of Mason Street. None of the individuals listed is an officer of the Series Fund. The address of each of the individuals listed below is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

Name	Position with Mason Street	Principal Occupation
Jefferson V. DeAngelis	President and Director	Senior Vice President of Northwestern Mutual.
Mark G. Doll	Director	Executive Vice President and Chief Investment Officer of Northwestern Mutual.
Chris M. Bauer	Director	President and Chief Executive Officer of Anchor Bank, Madison, Wisconsin.

F-2

APPENDIX G
SECURITY OWNERSHIP

All of the outstanding shares of each Fund are owned by Northwestern Mutual. Northwestern Mutual holds these shares for its Separate Accounts and, for certain Funds, its General Account. Because the shares of the Funds are only available as investment options for Northwestern Mutual’s variable life and variable annuity products, interests in the Funds may only be acquired through ownership of one or more of those products. The Independent Directors would no longer be considered independent within the meaning of the 1940 Act if they were to invest in variable contracts issued by Northwestern Mutual.

The table below shows, for each nominee, the dollar amount of shares of each Fund beneficially owned by the nominee. It also shows the aggregate value of all investments in shares of the Series Fund overseen by the nominee. Ownership information is presented in the following ranges: A= $0; B= $1 – $10,000; C= $10,001 – $50,000; D= $50,001 – $100,000; and E= over $100,000.

Dollar Range of Equity Securities in the Funds
	Name of Fund	Dollar Range	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Nominee
Miriam M. Allison	N/A	A	A
Robert H. Huffman III	N/A	A	A
Michael G. Smith	N/A	A	A
Christy L. Brown	N/A	A	A
Gail L. Hanson	N/A	A	A
Interested Nominee
Gary A. Poliner	N/A	A	A

As of December 31, 2011, the nominees and executive officers of the Series Fund, as a group, beneficially owned less than 1% of the shares of each Fund.

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APPENDIX H
INDEPENDENT PUBLIC ACCOUNTANTS

The Series Fund’s principal accountant is PricewaterhouseCoopers LLP (the “Accountant”). The Accountant has been appointed by the Series Fund’s Audit Committee, which is comprised solely of Independent Directors. As such, pursuant to Rule 32a-4 under the 1940 Act, the shareholders of the Funds are not being asked at this time to ratify the selection of the Accountant. Representatives of the Accountant will not be present at the Meeting.

The Accountant billed the Series Fund aggregate fees for services rendered to each of the Funds for the last two fiscal years as follows:

	Fees and Services to the Series Fund
	2010	2011
Audit Fees	$544,000	$562,000
Audit-Related Fees	—	—
Tax Fees	$88,520	$99,200
All Other Fees	—	—

“Audit Related Fees” relate to assurance and related services that are reasonably related to the performance of the audit or review of NMSF’s financial statements that are traditionally performed by the independent auditor. “Tax Fees” relate to tax services including such things as tax return preparation or review, tax compliance, tax planning and tax advice.

During the fiscal years ended December 31, 2010 and 2011, the aggregate non-audit fees (exclusive of the “tax fees” included in the table above) billed by the Accountant for other professional services rendered to the Series Fund, Mason Street, and entities controlling, controlled by or under common control with Mason Street that provided ongoing services to the Series Fund, were $127,020 and $136,700, respectively.

The Series Fund has adopted a policy governing the pre-approval of certain audit and non-audit related services to be provided by the Accountant. The policy provides for the pre-approval of audit, audit related and tax services for the Series Fund, as well as certain non-audit services provided to affiliates of the Series Fund that provide ongoing services to the Series Fund. All of the services listed above during fiscal 2010 and 2011 received the pre-approval of the Audit Committee or its designated representative. When considering the approval of audit-related and non-audit services, the Audit Committee considers whether the services to be provided by the Accountant are compatible with maintaining the Accountant’s independence.

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